SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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SCHEDULE 14C

(RULE 14C-101)

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Check the appropriate box:

[  ]

Preliminary Information Statement

[  ]

Confidential, for use of the Commission Only

(as permitted by Rule 14c-5(d)(2))

[X]

Definitive Information Statement

OPTIONS TALENT GROUP

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required.

[  ]

Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)

Proposed maximum aggregate value of securities:

(5)

Total fee paid:

[  ]

Fee paid previously with preliminary materials.

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount previously paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

OPTIONS TALENT GROUP

1701 PARK CENTER DRIVE

ORLANDO, FLORIDA 32835

INFORMATION STATEMENT

AND NOTICE TO STOCKHOLDERS

To the Stockholders of

Options Talent Group:

This Information Statement and Notice to Stockholders is being furnished by the Board of Directors of Options Talent Group to the holders of record at the close of business on September 20, 2002 of the outstanding shares of our common stock, par value $0.001 per share (“Common Stock”), in order to provide information with respect to the proposed name change of Options Talent Group and proposed increase in the authorized shares of Common Stock (as further described below, the “Corporate Actions”).  The Corporate Actions have been conditionally approved by our Board of Directors and the holders of all of our issued and outstanding Series C Convertible Preferred Stock (“Preferred Stock”), and the current holders of a majority of our issued and outstanding Common Stock have contractually approved these matters.  The effectiveness of such approvals is conditioned upon our compliance with Section 14(c) of the Securities Exchange Act of 1934 (“Exchange Act”), which requires the filing of this Information Statement with the Securities and Exchange Commission (“SEC”) and the distribution of this Information Statement to stockholders.  The foregoing actions and agreements are sufficient to authorize the Corporate Actions without the vote of any other stockholders.  Accordingly, your approval is not required and is not being sought. References in this Information Statement to the “Company,” “we,” “our,” and “us” refer to Options Talent Group, a Nevada corporation.

The Corporate Actions to which this Information Statement relates were provided for in the Agreement and Plan of Merger, dated as of September 5, 2002 (the “Merger Agreement”), by and among the Company, Trans Continental Acquisition Corp., a wholly-owned subsidiary of the Company (the “Acquisition Sub”), Trans Continental Classics, Inc. (“TCCI”), the Preferred Stock holders, and Louis J. Pearlman and Gregory T. McDonald, who acquired Common Stock pursuant to the Merger Agreement and currently hold a majority of our issued and outstanding Common Stock. On September 5, 2002, each of the Board of Directors of the Company and the holders of all of the issued and outstanding shares of Preferred Stock (then representing a voting majority of the issued and outstanding shares of our capital stock) approved the terms of the Merger Agreement and the transactions contemplated thereby, including the Corporate Actions.  On the same date, Messrs. Pearlman and McDonald executed the Merger Agreement, thereby agreeing to the transactions contemplated thereby, including the Corporate Actions.  Accordingly, our Board of Directors and the stockholders holding stock representing a majority of the votes eligible to be cast have either approved or contractually agreed to the following matters:

•

the change of the Company’s legal name to “Trans Continental Entertainment Group”; and

•

the increase of the authorized capital of the Company from 5,000,000 to 500,000,000 shares of Common Stock

i

The increase in authorized capital was approved in advance of, and subject to, a then-contemplated 100-to-1 reverse stock split of the Company’s Common Stock, including a corresponding decrease in authorized capital from 500,000,000 to 5,000,000 shares of Common Stock. Such reverse stock split and decrease in authorized capital were effected as of September 20, 2002.

This Information Statement is furnished solely for the purpose of informing the stockholders of such actions in the manner required by Regulation 14C promulgated under the Exchange Act. The Corporate Actions will not be consummated or become effective until at least 20 days after the initial mailing of this Information Statement.

This Information Statement also relates to the merger of Acquisition Sub with and into TCCI pursuant to the Merger Agreement (the “Merger”), which was approved by the Board of Directors and the Preferred Stock holders as described above.  However, the approval of the stockholders of the Company was not required to authorize the Merger under applicable Nevada law.  Accordingly, the consummation of the Merger was not subject to the requirement of filing an information statement under Regulation 14C and, as such, the Merger became effective as of September 6, 2002. This Information Statement provides information about the Merger solely for the purpose of informing the stockholders about the Merger and the Merger Agreement.

Our Board of Directors has fixed September 20, 2002 as the record date for the determination of stockholders entitled to receive this Information Statement (the “Record Date”).  As of the Record Date there were 2,302,165 shares of Common Stock issued and outstanding.  In addition, 5,000,000 shares of Preferred Stock were issued and outstanding as of such date. The holders of the Preferred Stock have the right to convert their shares of Preferred Stock into 3,000,000 shares of our Common Stock.  In connection with the Merger, the holders of the Preferred Stock have agreed to convert all of their shares of Preferred Stock into Common Stock after the increase of our authorized capital as described in this Information Statement and the subsequent issuance of additional shares of Common Stock pursuant to the Merger.  Pursuant to our Articles of Incorporation, each share of Common Stock entitles its holder to one vote on all matters submitted to a vote of the stockholders, and pursuant to the Certificate of Designations for the Preferred Stock, each share of Preferred Stock entitled its holder to vote on an as-converted basis on all matters submitted to a vote of the stockholders.

You are being provided with this Information Statement pursuant to Section 14(c) of the Exchange Act and Regulation 14C and Schedule 14C thereunder.

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

There is no provision in the Nevada General Corporation law or our Articles of Incorporation or Bylaws providing our stockholders with dissenters’ rights of appraisal to demand payment in cash for their shares of Common Stock in connection with the Corporate Actions or the Merger described in this Information Statement.

This Information Statement is first being mailed on or about  December 7, 2002.

THE DATE OF THIS INFORMATION STATEMENT IS DECEMBER 7, 2002

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TABLE OF CONTENTS

           PAGE

AMENDMENT OF ARTICLES OF INCORPORATION

.

1

SUMMARY OF THE MERGER

2

Structure of the Merger

2

Effect of the Merger on Stockholders

3

Actions Taken to Approve the Merger

3

Election of Directors

3

Other Management Changes

3

Parties to the Merger

4

Absence of Appraisal Rights

4

Change of Control

4

Additional Information

5

THE MERGER

5

The Merger Agreement

.

5

Description of the Business of the Company

6

Description of the Business of TCCI

6

Background of the Merger

6

Reasons for the Merger; Factors Considered by the

     Board of Directors

8

Changes in the Composition of the Company Board

8

Changes in Company Management

9

Interests of Certain Persons in the Merger

9

Employee Benefit Plans

14

Indemnification

14

Consideration for the Shares

15

Lockup Agreement

15

License Agreement

16

Dilution

17

Advisory Board

17

Fairness Opinion

17

Accounting Treatment

18

Regulatory Approvals

18

Fees and Expenses

18

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

19

DESCRIPTION OF COMMON STOCK

19

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

     OWNERS AND MANAGEMENT

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WHERE YOU CAN FIND MORE INFORMATION

22

DELIVERY OF DOCUMENTS TO MULTIPLE STOCKHOLDERS

     SHARING AN ADDRESS

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INCORPORATION OF DOCUMENTS BY REFERENCE

23

FORWARD-LOOKING STATEMENTS AND INFORMATION

23

EXHIBIT A     AGREEMENT AND PLAN OF MERGER

iii

AMENDMENT OF ARTICLES OF INCORPORATION

Pursuant to the Merger Agreement, the Company agreed to effect (i) the change of the Company’s legal name to “Trans Continental Entertainment Group, Inc.” and (ii) the increase of the authorized shares of Common Stock of the Company from 5,000,000 to 500,000,000 shares, subsequent to the effectiveness of a 100-to-1 reverse stock split of the Company’s Common Stock and the concurrent decrease in authorized capital from 500,000,000 to 5,000,000 shares of Common Stock (collectively, the “Corporate Actions”). On September 5, 2002 the Board of Directors of the Company and the holders of all of the issued and outstanding shares of Preferred Stock (then representing a majority of the issued and outstanding shares of voting capital stock of the Company) each approved, and the current holders of a majority of the Common Stock have contractually agreed to, the Corporate Actions.

The proposed change of the Company’s name reflects the ties it has established with the Trans Continental group of companies. The Trans Continental group is a conglomerate of entertainment companies with which each of Louis J. Pearlman and Gregory T. McDonald is affiliated.  Messrs. Pearlman and McDonald also have various affiliations with the Company, as described elsewhere in this Information Statement. In approving the Merger, the Board of Directors of the Company considered, in part, the experience and connections of Messrs. Pearlman and McDonald in the entertainment industry and the value to the Company of having access to the businesses with which Messrs. Pearlman and McDonald are associated.  Accordingly, the purpose of the name change is to increase awareness among the public and our customers of the Company’s connections with the Trans Continental group.

Upon the effective date of the Company’s name change, the Company will take action to change the trading symbol for its Common Stock.  Stock certificates representing Common Stock issued prior to the effective date of the name change (as adjusted to give effect to the 100-to1 reverse stock split) will continue to represent the same number of shares, will remain valid, and will not be required to be returned to the Company or its transfer agent for reissuance.  New stock certificates issued upon a transfer of shares of Common Stock after the effective date of the name change will bear the name “Trans Continental Entertainment Group, Inc.” and will have a new CUSIP number.  Delivery of existing certificates will continue to be accepted in transactions made by a shareholder after the corporate name is changed.

The proposed increase in authorized capital of the Company was approved because the Company currently does not have a sufficient number of authorized and unissued shares to cover (i) the issuance of 3,122,450 additional shares of Common Stock to which Louis J. Pearlman and Gregory T. McDonald are entitled in connection with the Merger or (ii) the issuance of 3,000,000 shares of Common Stock upon a conversion of the Preferred Stock. The Company’s authorized capital was reduced in connection with a 100-to-1 reverse stock split effected on September 20, 2002. Under the terms of the reverse stock split, each 100 issued and outstanding shares of Common Stock were combined and consolidated into one share of Common Stock, and at the same time the number of authorized shares of Common Stock was proportionately reduced from 500,000,000 to 5,000,000. The Merger Agreement provides that, subsequent to the reverse stock split, the Company shall issue such number of additional shares of Common Stock to Messrs. Pearlman and McDonald which, when added to the shares issued on the effective date of the Merger, will result in their owning 51% of the Company’s fully diluted capital stock.  The Merger Agreement also requires the holders of Preferred Stock to convert all of their shares into Common Stock. The proposed increase in authorized capital will enable the Company to consummate these transactions.  Upon the effectiveness of such increase, as a general matter approval from the shareholders will not be required for the issuance of any newly-authorized shares, except as otherwise required by law or applicable rules of any market upon which the Common Stock may trade.

The increase in authorized capital will not affect the percentage ownership interest in the Company or percentage voting power of any holder of Common Stock or Preferred Stock. Such increase in authorized capital will have no effect on the number of shares of Common Stock or Preferred Stock outstanding; however, it will make possible the subsequent issuance of additional shares of Common Stock and conversion of the Preferred Stock, all as described above.

After this Information Statement has been filed with the SEC and mailed to all holders of record of the Company’s shares, and upon the expiration of all applicable waiting and review periods under the Exchange Act, the Company will file a Certificate of Amendment to its Articles of Incorporation effecting the Corporate Actions.

Neither the Nevada General Corporation law nor our Articles of Incorporation or Bylaws provide for any statutory rights of appraisal in connection with the Corporate Actions.

SUMMARY OF THE MERGER

The following is a summary of the material terms of the Merger.  This summary does not contain all of the information that is important to you, and it is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit A and incorporated herein by reference.  In addition, a detailed discussion of the Merger follows the summary in this Information Statement.

STRUCTURE OF THE MERGER

Pursuant to the Merger, Acquisition Sub, a wholly-owned subsidiary of the Company, merged with and into Trans Continental  Classics, Inc. (“TCCI”), a company that was formed and wholly-owned by Louis J. Pearlman and Gregory T. McDonald (the “TCCI Shareholders”) for the purpose of entering into the Merger.  As a result of the Merger, the corporate existence of Acquisition Sub ceased and TCCI continued as the surviving corporation. In the Merger, each share of TCCI’s issued and outstanding common stock was converted into the right to receive, in two installments, such number of fully paid and non-assessable shares of the Company’s Common Stock as shall equal 51% of the fully diluted capital stock of the Company as of September 6, 2002.  As a result, Messrs. Pearlman and McDonald together will acquire a 51% ownership interest in the Company.

Each of Acquisition Sub’s issued and outstanding shares was converted into one fully paid and non-assessable share of common stock of TCCI, resulting in TCCI become a wholly-owned subsidiary of the Company.

The Merger Agreement was approved by the directors of the Company on September 5, 2002 and, although stockholder approval was not required under Nevada law, the holders of all of the issued and outstanding shares of Preferred Stock (then representing a majority of the issued and outstanding shares of voting capital stock of the Company) approved the Merger Agreement on the same date. The Merger became effective on September 6, 2002.

In consideration for TCCI’s acquisition of Common Stock of the Company, Louis J. Pearlman has agreed to provide, for a period of at least 60 months, various services to the Company. Mr. Pearlman has also caused TCCI to grant the Company a royalty-free license to use the trademark “Trans Continental” in connection with its modeling services. See Section entitled “The Merger – Consideration for the Shares.”

EFFECT OF THE MERGER ON STOCKHOLDERS

The holders of the Company’s Common Stock and Preferred Stock are not entitled to receive any cash, stock or other property in connection with, or as a result of, the Merger.

As a result of the issuance of shares of Common Stock to Messrs. Pearlman and McDonald in connection with the Merger, existing stockholders have suffered substantial dilution in their equity ownership and voting power, and further dilution will occur upon the issuance of additional shares to Messrs. Pearlman and McDonald as described herein. See Section entitled “The Merger -- Dilution.”

ACTIONS TAKEN TO APPROVE THE MERGER

The Merger was effected pursuant to the Merger Agreement, which was approved by the unanimous written consent of the Company’s Board of Directors on September 5, 2002. Under applicable Nevada law, approval by the Board of Directors was sufficient to authorize the Merger. Nevertheless, the holders of all of the Preferred Stock, representing a majority of the issued and outstanding shares of voting capital stock of the Company, approved and adopted the Merger Agreement and the transactions contemplated thereby, pursuant to a written consent dated September 5, 2002.

ELECTION OF DIRECTORS

Pursuant to the Merger Agreement, for so long as the TCCI Shareholders (i.e., Louis J. Pearlman and Gregory T. McDonald) continue to directly or indirectly hold more than 50% of the Company’s voting capital stock on a fully-diluted basis, the Company shall maintain the number of directors at five and will nominate for election to the Board of Directors three nominees designated by the TCCI Shareholders and two nominees designated by the Preferred Stock holders. Prior to the Merger, the holders of the Preferred Stock had the right to elect three members of the Board of Directors.  However, following the conversion of the Preferred Stock as discussed above, the former Preferred Stock holders shall no longer have the right as a class to cause the Company to designate any Board nominee nor elect any directors. The initial designees of the TCCI Shareholders are Louis J. Pearlman, Gregory T. McDonald and Jeffrey P. Kranzdorf. The initial designees of the Preferred Stock holders are Mark R. Tolner and Neil Mauskapf.  Each designee is to serve on the Board of Directors for a term of three years.

All required corporate approvals for the election of the designees of the TCCI Shareholders and the Preferred Stock holders to the Board of Directors have been obtained, subject to the Company’s compliance with Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder. The TCCI Shareholder designees will assume office no earlier than ten (10) days after November 15, 2002, the date on which an Information Statement with respect to the election of such directors was filed with the SEC and mailed to all holders of record of the Company’s shares as required by Rule 14f-1. See “The Merger Agreement -- Composition of the Company Board.”

OTHER MANAGEMENT CHANGES

Pursuant to the Merger Agreement, the parties have effected additional management changes in the Company and its principal subsidiary, Trans Continental Talent, Inc. Louis J. Pearlman was appointed as Chairman of the Board of the Company (subject to the effectiveness of his membership on the Company’s Board of Directors as described above) and of Trans Continental Talent, Inc. Gregory T. McDonald was appointed as President of the Company and Trans Continental Talent, Inc. In addition, Messrs. Pearlman, McDonald and Jeffrey P. Kranzdorf were appointed as directors of Trans Continental Talent, Inc.  See Section entitled “The Merger – Changes in Company Management.”

Also pursuant to the Merger Agreement, Mark R. Tolner, formerly the President of the Company, was appointed as Chief Executive Officer.

In connection with the Merger, each of Messrs. Pearlman and McDonald has entered into a 5-year employment agreement with the Company, and Mr. Tolner’s existing employment agreement was amended in part to provide for a 5-year term.

PARTIES TO THE MERGER

Options Talent Group acts primarily as a holding company, with two principal operating subsidiaries: Trans Continental Talent Inc., which is engaged in marketing and operating an on-line database through which it seeks to promote actors and fashion and photographer models; and Options Sports Group, which is engaged in selling franchises and maintaining a web site for a company that markets and operates an on-line database of high school athletes who are seeking exposure to college coaches.

Trans Continental Classics, Inc., formed by Louis J. Pearlman and Gregory T. McDonald, has not carried on any activities other than participating in the Merger.  On the effective date of the Merger, TCCI became a wholly-owned subsidiary of the Company. Although this company is not currently active, it holds licenses to certain musical recordings and may seek to commercialize these rights in the future.

Trans Continental Acquisition Corp., a Nevada corporation, is a former wholly-owned subsidiary of the Company.  The principal offices of the Acquisition Sub were located at 1701 Park Center Drive, Orlando, Florida 32835, and its telephone number was (888) 590-9994.  The Acquisition Sub did not conduct any activities other than in connection with the Merger Agreement.  On the effective date of the Merger, the Acquisition Sub was merged into TCCI and its separate existence terminated.

ABSENCE OF APPRAISAL RIGHTS

Neither Nevada law nor our Articles of Incorporation or By-laws provide the Company’s shareholders with dissenters’ appraisal rights in connection with the Merger. This means that no shareholder is entitled to receive any cash or other payment as a result of, or in connection with, the Merger, even if a shareholder has not been given an opportunity to vote with respect to the Merger.

CHANGE OF CONTROL

As a result of the Merger, Louis J. Pearlman and Gregory T. McDonald will each beneficially own approximately 25.5% of the fully-diluted capital stock of the Company and together will own 51% of the fully-diluted capital stock. In addition, for so long as the Messrs. Pearlman and McDonald continue to hold more than 50% of the Company’s voting capital stock on a fully-diluted basis, they will have the right to designate three nominees to the Company’s Board of Directors, and the number of directors must be maintained at five. Also pursuant to the Merger Agreement, Messrs. Pearlman and McDonald have been appointed as directors and executive officers of the Company and its principal operating subsidiary, Trans Continental Talent, Inc.  See “The Merger -- The Merger Agreement,”    “-- Changes in the Composition of the Company Board” and “-- Changes in Company Management.”

ADDITIONAL INFORMATION

If you have more questions about the Corporate Actions or the Merger after reading this Information Statement, you should contact Mark R. Tolner at (888) 590-9994. See also, “Where you Can Find More Information” and “Incorporation of Documents by Reference.”

THE MERGER

THE MERGER AGREEMENT

Pursuant to the Merger Agreement, Acquisition Sub, a wholly-owned subsidiary of the Company, merged with and into TCCI.  As a result of the Merger, the corporate existence of Acquisition Sub ceased and TCCI continued as the surviving corporation. In the Merger, each share of TCCI’s issued and outstanding common stock (other than shares held in the treasury of TCCI, which were canceled and returned and ceased to exist without payment of any consideration therefor) was converted into the right to receive, in two installments, such number of fully paid and non-assessable shares of the Company’s Common Stock as shall equal 51% of the fully diluted capital stock (which includes the Preferred Stock on an as-converted to Common Stock basis) of the Company as of September 6, 2002.  Each of Acquisition Sub’s issued and outstanding shares was converted into one fully paid and non-assessable share of common stock of TCCI, resulting in TCCI become a wholly-owned subsidiary of the Company.

The Merger Agreement was approved by the directors of the Company on September 5, 2002 and, although stockholder approval was not required under Nevada law, the holders of all of the issued and outstanding shares of Preferred Stock (then representing a majority of the issued and outstanding shares of voting capital stock of the Company) approved the Merger Agreement on the same date.

On the effective date of the Merger (September 6, 2002), Louis J. Pearlman and Gregory T. McDonald, the sole owners of the capital stock of TCCI immediately prior to the Merger (the “TCCI Shareholders”), were issued an aggregate of 116,280,000 shares of Common Stock (on a pre-split basis) which represented 50.5% of the Common Stock outstanding immediately after such issuance and which represented 21.9% of such Common Stock assuming the conversion of all of the outstanding shares of Preferred Stock. The additional shares of Common Stock issuable to the TCCI Shareholders are described below.

Pursuant to the Merger Agreement, the Company agreed to, and has effected as of September 20, 2002, a 100-to-1 reverse split of its Common Stock which included a corresponding decrease in the number of authorized shares of Common Stock of the Company from 500,000,000 to 5,000,000.  Applicable Nevada general corporate law permitted the completion of such reverse stock split without stockholder approval.  The Company has also agreed pursuant to the Merger Agreement to increase its authorized shares of Common Stock back to 500,000,000 subsequent to said reverse split, which increase is subject to the filing of this Information Statement as described above.  Following such increase of the authorized shares of Common Stock, the Company will issue additional shares of Common Stock to the TCCI Shareholders such that the aggregate number of shares received by the TCCI Shareholders shall equal 51% of the fully diluted capital stock (including the Preferred Stock on an as-converted to Common Stock basis) as of September 6, 2002. The holders of the Preferred Stock have agreed that five days after such issuance of additional shares, the Preferred Stock will be converted to Common Stock, at a conversion rate adjusted to reflect the reverse stock split.

DESCRIPTION OF THE BUSINESS OF THE COMPANY

The Company is a Nevada corporation with its principal offices located at 1701 Park Center Drive, Orlando, Florida 32835. The telephone number of the Company is (888) 590-9994. The Company acts primarily as a holding company, with two principal operating subsidiaries: Trans Continental Talent Inc. (formerly Options Talent, Inc.; formerly eModel, Inc), a Delaware Corporation engaged in marketing and operating an on-line database through which it seeks to promote actors and fashion and photographer models; and Options Sports Group (“OSI”), a Nevada corporation engaged in selling franchises and maintaining a web site for Edge Sports Team, Inc., a privately held corporation which markets and operates an on-line database of high school athletes who are seeking exposure to college coaches.

DESCRIPTION OF THE BUSINESS OF TCCI

TCCI is a Nevada corporation with its principal offices located at 7380 Sandlake Road, Suite 350, Orlando, Florida 32819. The telephone number of TCCI is (407) 345-0004. TCCI has never conducted any operations or business, and has not otherwise carried on any activities except in connection with the Merger. On the effective date of the Merger, TCCI became a wholly-owned subsidiary of the Company. Although currently inactive, TCCI holds licenses to certain musical recordings and may seek to commercialize these rights in the future.

BACKGROUND OF THE MERGER

On June 21, 2002 the Company internally formulated its first proposal to Louis Pearlman of Trans Continental Records, Inc. to suggest a business relationship in regard to the proposed expansion of the Company’s business into the recruitment and development of musical talent.

On June 24, 2002, the Company forwarded its proposal to Mr. Pearlman through a mutual acquaintance.

On June 25, 2002, the Company was advised that Mr. Pearlman had reacted positively following review of the Company’s proposal by Mr. Pearlman’s staff.  Mr. Pearlman also indicated that he wanted Greg McDonald, the President of Trans Continental Records, to be involved in the project. Mark Tolner, at that time the President of the Company, had personally known Greg McDonald for a number of years, having worked together with Mr. McDonald on a number of business transactions prior to Mr. Tolner’s employment with the Company.

On June 28, 2002, Mr. Pearlman attended a presentation at the offices of the Company in Orlando relating to the music related activities planned by the Company. At the end of the meeting Mr. Pearlman suggested that Mark Tolner should meet at the earliest opportunity with Mr. McDonald to discuss a potential transaction in more detail.

On July 12, 2002, Messrs. Tolner and McDonald had an exploratory meeting, but the outcome was inconclusive.

On July 16, 2002 Messrs. Tolner and McDonald had a telephone conversation during which Mr. McDonald indicated that Trans Continental Records might consider acquiring an interest in the Company as a possible alternative to pursuing a public offering by Trans Continental Records. Messrs. Tolner and McDonald agreed to arrange additional meetings to further discuss that concept.

Messrs. Tolner and McDonald held exploratory meetings on July 18, 2002 and July 22, 2002.

On July 25, 2002 Mr. Tolner met with Mr. McDonald for a general discussion of possible structures for a transaction.  Later that day Mr. Pearlman joined Messrs. Tolner and McDonald to explore in more detail the potential for a transaction.

On August 1, 2002 Mr. Tolner sent an email message to Trans Continental Records inquiring whether there was still interest on their part in pursuing a transaction, and Mr. Tolner provided Trans Continental with certain confidential information in relation to the Company’s business.

On August 9, 2002, a representative of Trans Continental, entered into a nondisclosure agreement pursuant to which it agreed to maintain the confidentiality of certain business and financial data disclosed by the Company in relation to the proposed transaction.

At the request of Mr. McDonald, on August 9, 2002 Mr. Tolner provided additional confidential due diligence information to the financial advisor for Trans Continental.

On August 12, 2002, Messrs. Tolner and McDonald discussed in detail the terms of a potential merger with synergistic opportunities for both parties.

On August 13 and 14, 2002, Mr. Tolner discussed the terms of the potential transaction with the holders of the Company’s Preferred Stock and received their verbal consent to proceed to contract discussions and negotiations.

On or around August 19, 2002, the Company instructed its attorneys to begin the preparation of transaction documentation.

From August 19 until the closing of the Merger Agreement on September 5, 2002 Mr. Tolner devoted substantial time working internally and with Mr. McDonald to finalize negotiations and work through contractual details.

On September 5, 2002, the Company’s Board of Directors acted by unanimous written consent and declared that the Merger was fair to, and in the best interests of, the Company and its stockholders and unanimously adopted and approved the Merger Agreement and the transactions contemplated thereby.

On September 5, 2002, the Merger Agreement was executed by the Company, TCCI and the other parties thereto.

On September 5, 2002, the Company issued a press release announcing the execution of the Merger Agreement and their intention to consummate the Merger.

REASONS FOR THE MERGER; FACTORS CONSIDERED BY THE BOARD OF DIRECTORS

In approving the terms of the Merger, the Board of Directors concluded that the benefits that the Company would receive as a result of the Merger represented fair value for the shares of Common Stock to be issued in the Merger. In reaching this conclusion, the Board of Directors considered a number of factors, including the following:

(1)  the opportunity to gain access to contacts of Louis J. Pearlman in the entertainment and related industries, as well as in the financial community, which would support the Company’s existing business operations and its efforts to establish a music and entertainment division;

(2)  the agreements and covenants of Mr. Pearlman under the Merger Agreement including his agreement to serve as Chairman of the Board and a director of the Company;

(3)  the value of the licenses to certain recordings held by TCCI;

(4)  the opportunities for the Company to reposition and establish itself in the entertainment industry having regard to the experience and successes of Mr. Pearlman and Gregory T. McDonald;

(5)  the benefits of access to the businesses with which Messrs. Pearlman and McDonald are associated; and

(6)  the opportunity to develop and launch new initiatives that had been suggested by Messrs. Pearlman and McDonald during the Merger discussions.

In view of the variety of factors considered in connection with its evaluation of the Merger, the Board of Directors did not quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. Rather, the Board of Directors viewed its recommendation as being based on the totality of the information presented to and considered by it.

CHANGES IN THE COMPOSITION OF THE COMPANY BOARD

Pursuant to the Merger Agreement, for so long as the TCCI Shareholders continue to hold (directly or indirectly) more than 50% of the Company’s voting capital stock on a fully-diluted basis, the Company shall maintain the number of directors at five and will nominate for election to the Board of Directors three nominees designated by the TCCI Shareholders and two nominees designated by the Preferred Stock holders. Prior to the Merger, the holders of the Preferred Stock had the right to elect three members of the Board of Directors.  However, following the conversion of the Preferred Stock as discussed above, the former Preferred Stock holders shall no longer have the right as a class to cause the Company to designate any Board nominee nor elect any directors.  The initial designees of the TCCI Shareholders are Louis J. Pearlman, Gregory T. McDonald and Jeffrey P. Kranzdorf. The initial designees of the Preferred Stock holders are Mark R. Tolner and Neil Mauskapf, both of whom were existing directors prior to the Merger. Each of the parties to the Merger Agreement agreed to take such actions as are necessary to effect the nomination and/or election of such designees. The Merger Agreement provides that each designee is to serve on the Board of Directors for a term of three years.

Three of the Company’s current directors, Mohamed Hadid, Anthony Ruben and Rafiah Kashmiri have agreed to resign from the Company’s Board of Directors and the remaining members of the Board of Directors (Mark R. Tolner and Neil Mauskapf) have agreed to appoint the initial designees of the TCCI Shareholders to serve in their place. The designees of the Preferred Stock holders were directors prior to the Merger Agreement and will continue to serve in such capacity. Thus, all required corporate approvals for the election of the designees of the TCCI Shareholders and the Preferred Stock holders to the Board of Directors have been obtained. However, the TCCI Shareholder designees will not assume office until at least ten (10) days after November 15, 2002, the date on which an Information Statement with respect to the election of such directors was filed with the SEC and mailed to all holders of record of the Company’s shares as required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended. See “The Merger -- Composition of the Company Board.”

CHANGES IN COMPANY MANAGEMENT

Pursuant to the Merger Agreement, the parties have effected management changes in the Company and one of its principal operating subsidiaries, Trans Continental Talent, Inc. (formerly Options Talent, Inc.). Louis J. Pearlman was appointed as Chairman of the Board of the Company, effective as of the date he becomes a director, and he has agreed to serve in such capacity for at least 60 months from the closing date under the Merger Agreement. Gregory T. McDonald was appointed as President of the Company, effective as of September 5, 2002. In addition, effective September 5, 2002, Messrs. Pearlman, McDonald and Jeffrey P. Kranzdorf were appointed as directors of Trans Continental Talent, Inc., and Messrs. Pearlman and McDonald were appointed as Trans Continental Talent, Inc.’s Chairman of the Board and President, respectively.

Also pursuant to the Merger Agreement, Mark R. Tolner was appointed as Chief Executive Officer of the Company effective as of September 5, 2002. Prior to such date Mr. Tolner had served as President of the Company, and he is a designee of the Preferred Stock holders on the Board of Directors.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

Interests of the TCCI Shareholders.  Pursuant to the Merger, Louis J. Pearlman and Gregory T. McDonald are entitled to receive shares of Common Stock representing 51% of the fully diluted capital (which includes the Preferred Stock on an as-converted to Common Stock basis) of the Company.  Messrs. Pearlman and McDonald also were granted certain rights to appoint nominees for election to the Board of Directors of the Company, and they have each been elected to serve as directors and executive officers of both the Company and its principal operating subsidiary, Trans Continental Talent, Inc. See “The Merger -- The Merger Agreement,” “-- Changes in the Composition of the Company Board” and “-- Changes in Company Management.”

Pearlman Employment Agreement.  In accordance with the Merger Agreement, the Company entered into an employment agreement with Louis J. Pearlman dated September 5, 2002.  The agreement provides for Mr. Pearlman’s employment as Chairman of the Board for a five-year term.  Mr. Pearlman is entitled to base salary of $150,000 per annum, subject to an annual cost of living increase equal to three percentage points above the percentage increase in the consumer price index during the preceding calendar year.  Mr. Pearlman is also entitled to a sales performance bonus of (i) $10 per customer enrolled on the Company’s web site plus (ii) $10 for each $500 of gross sales of cruises and trips, to the extent such enrollments and sales are generated by the Company’s Orlando, Florida sales office. However, if the bonus calculation for any month is less than $20,000, then Mr. Pearlman’s sales performance bonus for such month is forfeited (without any carryforward of revenues to the next month). In addition, the Company has agreed to pay the premiums for Mr. Pearlman’s participation in all life, group insurance, medical care, disability, retirement and other employee benefit plans maintained by the Company.  Mr. Pearlman is entitled to severance benefits if he is terminated without cause, or if he resigns as a result of a change of control or for enumerated reasons including demotion, reduction of salary, relocation, assignment of duties that impair his ability to perform his obligations, or breach of the employment agreement by the Company.  In such circumstances, Mr. Pearlman will be entitled to (i) a lump sum payment equal to twice the sum of his highest base salary plus highest bonus for any year within the 3-year period preceding termination (or the annualized sum of base salary plus maximum bonus for the year in which termination occurs); (ii) accelerated vesting of all options, warrants and other stock appreciation rights held by Mr. Pearlman; (iii) continued funding by the Company, for the remainder of the employment period (but in any event not less than a period of one year after termination), of all benefits to which Mr. Pearlman is entitled under the employment agreement; and (iv) reduction of the period of Mr. Pearlman’s non-competition and non-solicitation covenants under the employment agreement from 18 months to 12 months.

McDonald Employment Agreement.  In accordance with the Merger Agreement, the Company entered into an employment agreement with Gregory T. McDonald dated September 5, 2002. The agreement provides for Mr. McDonald’s employment as President of the Company for a five-year term.  Mr. McDonald is entitled to base salary of $150,000 per annum, subject to an annual cost of living increase equal to three percentage points above the percentage increase in the consumer price index during the preceding calendar year. Mr. McDonald is also entitled to a sales performance bonus of (i) $10 per customer enrolled on the Company’s web site plus (ii) $10 for each $500 of gross sales of cruises and trips, to the extent such enrollments and sales are generated by the Company’s Orlando, Florida sales office. However, if the bonus calculation for any month is less than $20,000, then Mr. McDonald’s sales performance bonus for such month is forfeited (without any carryforward of revenues to the next month). In addition, the Company has agreed to pay the premiums for Mr. McDonald’s participation in all life, group insurance, medical care, disability, retirement and other employee benefit plans maintained by the Company.  Mr. McDonald is entitled to severance benefits if he is terminated without cause, or if he resigns as a result of a change of control or for enumerated reasons including demotion, reduction of salary, relocation, assignment of duties that impair his ability to perform his obligations, or breach of the employment agreement by the Company.  In such circumstances, Mr. McDonald will be entitled to (i) a lump sum payment equal to twice the sum of his highest base salary plus highest bonus for any year within the 3-year period preceding termination (or the annualized sum of base salary plus maximum bonus for the year in which termination occurs); (ii) accelerated vesting of all options, warrants and other stock appreciation rights held by Mr. McDonald; (iii) continued funding by the Company, for the remainder of the employment period (but in any event not less than a period of one year after termination), of all benefits to which Mr. McDonald is entitled under the employment agreement; and (iv) reduction of the period of Mr. McDonald’s non-competition and non-solicitation covenants under the employment agreement from 18 months to 12 months.

Modification of Tolner Employment Agreement.  Prior to executing the Merger Agreement, the Company had entered into an employment agreement with Mark Tolner.  In accordance with the Merger Agreement, Mr. Tolner’s employment agreement has been amended pursuant to an Amendment thereto dated as of September 5, 2002.

Under the original employment Agreement, Mr. Tolner is entitled to base salary of $150,000 per annum, subject to an annual cost of living increase equal to three percentage points above the percentage increase in the consumer price index during the preceding calendar year.  As bonus compensation for the first year of employment, Mr. Tolner received a stock grant of 1 million restricted shares (subsequently adjusted to 10,000 shares pursuant to the 100-to-1 reverse stock split) of the Company’s common stock under the Company’s Management Incentive Compensation Plan. Mr. Tolner is also entitled to a sales performance bonus of (i) $10 per customer enrolled on the Company’s web site plus (ii) $10 for each $500 of gross sales of cruises and trips, to the extent such enrollments and sales are generated by the Company’s Orlando, Florida sales office. However, if the bonus calculation for any month is less than $20,000, then Mr. Tolner’s sales performance bonus for such month is forfeited (without any carryforward of revenues to the next month).  In addition, the Company pays the premiums for Mr. Tolner’s participation in all life, group insurance, medical care, disability, retirement and other employee benefit plans maintained by the Company.

The amendment provides for the change of Mr. Tolner’s position from President to Chief Executive Officer, and extends the expiration date of his employment agreement from January 28, 2005 to January 28, 2007.  The amendment also modifies Mr. Tolner’s severance payments and benefits. As provided in the original agreement, Mr. Tolner is entitled to severance benefits if he is terminated without cause, or if he voluntarily resigns as a result of a change of control or for enumerated reasons including demotion, reduction of salary, relocation, assignment of duties that impair his ability to perform his obligations, or breach of the employment agreement by the Company. Pursuant to the amendment, such severance benefits currently consist of  (i) a lump sum payment equal to all base salary (at the then-highest annual rate) that would have been payable for the period from the termination of employment through January 28, 2007; (ii) a payment of $10 per model enrolled on the Company’s web site for the period from the termination of employment through January 28, 2007 (without limitation as to which office generates such enrollments or sales); (iii) full medical coverage for Mr. Tolner and his spouse and minor children until he reaches age 65; (iv) accelerated vesting of all options, warrants and other stock appreciation rights held by Mr. Tolner; (v) continued funding by the Company, for the remainder of the employment period (but in any event not less than a period of one year after termination), of all benefits to which Mr. Tolner is entitled under the employment agreement; and (vi) reduction of the period of Mr. Tolner’s non-competition and non-solicitation covenants under the employment agreement from 18 months to 12 months.  For purposes of triggering these severance provisions, the Merger is not deemed a change of control. The amendment also provides that, upon any termination of Mr. Tolner’s employment agreement, he may upon mutual agreement provide consulting services to the Company at a rate of $300 per hour, which compensation would be in addition to any severance payments to which he is otherwise entitled.

Modification of Consulting Agreements.  Prior to executing the Merger Agreement, the Company had entered into consulting agreements with each of Madison Consulting Company, General Services Corp. and Corporate Media Services Inc.  Each of the original consulting agreements has substantially identical terms, and each of the amendments to such consulting agreements also has substantially identical terms.

Under the original consulting agreements, the consultancy is of an indefinite duration, and can only be terminated by the Company after a period of five years following notification to the consultant.  However, the Company may terminate the agreement for cause within a 15-day period if any associate of a consultant is convicted of a felony or if the Company is materially injured as a result of a willful breach of the agreement by the consultant. Under each of the consulting agreements, the consultant is entitled to fees in the amount of $150,000 per annum and a sales performance bonus equal to (i) $10 per model enrolled on the Company’s web site plus (ii) $10 for each $500 of gross sales of cruises and trips, to the extent such enrollments and sales are generated by the Company’s Orlando, Florida sales office. However, if the bonus calculation for any month is less than $20,000, then the sales performance bonus for such month is forfeited (without any carryforward of revenues to the next month).  As a result, for each customer enrolled on the Company’s web site through the Orlando office, and for each $500 of gross sales of cruises and trips produced by the Orlando office, the Company pays out an aggregate of $30 in commissions under the consulting agreements, in each case subject to the minimum monthly revenue target being achieved. In addition, to the extent the Company collects any outstanding fees receivable relating to its earlier sale of certain rights in England and Asia, the consultant is entitled to receive a commission equal to 10% of the amount collected. To date, approximately $1,080,000 of such receivables have been collected, and all commissions thereon have been paid. The consultant is also entitled to reimbursement of expenses incurred in the performance of its duties. The agreements provide for severance benefits if a termination occurs within one year after a change of control, if the Company terminates the agreement without cause, or if the consultant elects to terminate the agreement for enumerated reasons including reduction of annual fees, relocation of the Company’s principal office, the Company’s failure to have the agreement assumed by any successor or assignee, an attempted termination of the agreement by the Company without cause, or a breach of the agreement by the Company.

Each of the consulting agreements has been amended to provide the following severance benefits: (i) a lump sum payment equal to all annual consulting fees (at the then-highest rate) that would have been payable for the period from the termination of the agreement through January 14, 2007; (ii) payment of $10 per model enrolled on the Company’s web site plus $10 for each $500 of gross sales of cruises and trips sales (without limitation as to which office generates such enrollments or sales) for the period from the termination of the agreement through January 14, 2007; and (iii) full medical coverage for the sole owner of the consultant, as well as spouses and minor children, until the sole owner reaches age 65.  In addition, upon a change of control, all stock options, stock awards and similar grants will automatically vest.  For a period of one year after any change of control, the Company cannot adversely modify the consultant’s bonus compensation, commissions or expense reimbursement. The Merger is not deemed a change of control for purposes of the foregoing. The consulting agreements also provide that, upon any termination of the agreement, the consultant may upon mutual agreement of the parties provide consulting services to the Company at a rate of $300 per hour, which compensation would be in addition to any severance payments to which the consultant is otherwise entitled.

Corporate Media Services, Inc.  Corporate Media Services, Inc. is wholly owned by Cortes Randell. Mr. Randell has received certain indemnities and security interests from the Company in connection with his undertaking to guarantee certain obligations of the Company.  He has also received loans from, and provided loans and advances to, the Company. Mr. Randell formerly served as Chairman and Chief Executive Officer of eModel, Inc., a private company that the Company acquired by merger in January 2002. Mr. Randell is the husband of Joan Randell, the sole trustee of The Jefferson Trust, and their children are the beneficiaries under such Trust.  The Jefferson Trust beneficially owns shares of Common Stock and Preferred Stock of the Company, and exercises voting control over additional shares of Common Stock pursuant to the Stockholders’ Agreement dated January 14, 2002 by and among the Company, Mohamed Hadid, Graye Capital, Ltd., Fortune Multimedia, Ltd. Homesite Capital, Ltd., The Jefferson Trust, The Paramount Trust and The Morgan Trust (the “Stockholders’ Agreement”).  See “Security Ownership of Certain Beneficial Owners and Management.” Cortes Randell is neither a trustee nor a beneficiary of The Jefferson Trust.

Mr. Randell has guaranteed obligations of the Company under certain merchant accounts, primarily with Provident Bank, which relate to the bank’s processing of credit card transactions by individuals purchasing the services of the Company (the “Merchant Account Guarantees”), as well as equipment and real property leases.  The aggregate amount of Merchant Account Guarantees is estimated to be approximately $2.3 million.  The ability of the Company to access and have available to it merchant accounts is viewed by the Company as critical to its present and ongoing business, and the loss of Mr. Randell as a guarantor of these obligations would have a material adverse impact on the business of the Company.

Mr. Randell has also guaranteed the Company’s obligations to certain of its creditors, lessors and equipment vendors. In connection with the Company’s acquisition of eModel, Inc., the Company entered into an Indemnification, Reimbursement and Security Agreement pursuant to which the Company agreed to indemnify and defend Mr. Randell from liabilities incurred or paid by him with respect to such personal guarantees.  Also in connection with the eModel transaction, the Company entered into a letter agreement pursuant to which the Company’s Board of Directors resolved that persons authorized to sign or countersign checks, drafts, or other orders for the payment of money in the name of the Company were limited solely to two persons, one of whom was Mr. Randell, until the payment or satisfaction of tax liabilities of the Company due, owing and/or outstanding as of the closing of the eModel transaction. Mr. Randell is no longer an authorized signatory under this agreement. However, he is currently a signatory on two limited-purpose non-checking accounts that support low dollar-limit debit cards used for corporate travel

The consulting services rendered by Corporate Media Services are principally rendered by Ralph Edward Bell. Mr. Bell is the sole trustee of The Morgan Trust, and is a beneficiary, in addition to Mr. Bell’s spouse and children, under such Trust.  As disclosed in further detail below, the Morgan Trust beneficially owns shares of Common Stock and Preferred Stock of the Company and exercises voting control over additional shares of Common Stock pursuant to the Stockholders’ Agreement.  See “Security Ownership of Certain Beneficial Owners and Management.”

Madison Consulting Company.  Madison Consulting Company is owned by The Washington Trust, the sole trustee of which is Joan Randell.  Mrs. Randell is also the sole trustee of The Jefferson Trust, which beneficially owns shares of Common Stock and Preferred Stock of the Company and exercises voting control over additional shares of Common Stock pursuant to the Stockholders’ Agreement, as disclosed in further detail below. See “Security Ownership of Certain Beneficial Owners and Management.” The consulting services rendered by Madison Consulting are principally performed by Cortes Randell, the husband of Joan Randell.

The consulting services rendered by Mr. Randell are principally rendered to the Company's Board of Directors, Chief Financial Officer and such accounting personnel as the Chief Financial Officer may direct.  These services principally relate to the cash management function of the business and consist of ongoing analysis of the Company's cash position, the monitoring of revenue inflow to the Company through credit card sales and direct consumer payments, the monitoring of refunds to consumers and charge backs, the reconciliation of the daily financial status of the Company to assist the Company in not incurring an overdraft position, and advising with respect to account payable disbursements other than normal and recurring payroll and regular recurring payments, such as for rent and utilities.  The foregoing consulting services are intended to benefit and facilitate the Company in its regular operations and are also intended to assist Mr. Randell in monitoring his ongoing exposure as a guarantor of the Company's obligations.  Other than the foregoing consulting services in the cash management function of the business, Mr. Randell does not control or direct the Company's external auditors or internal accounting personnel; does not prepare, direct or give input into the general ledger of the Company or other books and records of the Company; does not enter, participate or direct the entry of data into the Company's software accounting system; does not engage in any activities relating to payroll accounting, accounts payable accounting, accounts receivable accounting, or federal and state tax accounting.

The cash management functions of the Company as to which Mr. Randell renders consulting services are, however, significant aspects of the Company's operations and, in that context, Mr. Randell and Madison Consulting Company may be viewed as making significant contributions to the business of the Company.  The Company, however, does not view itself as being dependent upon Mr. Randell, other than for his continuing guarantee, as previously discussed.  While the loss of Mr. Randell as a guarantor of the Company would have a material adverse effect on the Company's business, the Company believes that the loss of Mr. Randell with respect to his availability to render ongoing consulting services would not have an adverse effect upon the Company, and the Company does not view itself to be dependent upon Mr. Randell with respect to those services.  The Company believes that it could either recruit direct employees or engage outside consultants to render the same or similar services as those rendered by Mr. Randell.

General Services Corp.  General Services Corp. is owned by Ms. Rafiah Kashmiri and her husband.  Ms. Kashmiri is the sole trustee and a beneficiary of The Paramount Trust.  As disclosed in further detail below, The Paramount Trust beneficially owns shares of Common Stock and Preferred Stock of the Company and exercises voting control over additional shares of Common Stock pursuant to the Stockholders’ Agreement. See “Security Ownership of Certain Beneficial Owners and Management.”  Ms. Kashmiri is currently a director of the Company, although she has agreed to step down on the date that the TCCI designees take office. The consulting services rendered by General Services Corp. are principally rendered by Ayman A. El-Difrawi, the son of Ms. Kashmiri.

Agreement to Allow Parties to Defer Bonus Compensation Under Employment and Consulting Agreements  As discussed above, the Company has entered into employment agreements with Louis J. Pearlman, Gregory T. McDonald and Mark R. Tolner, and consulting agreements with Madison Consulting Company, General Services Corp. and Corporate Media Services, Inc.  Each of these agreements provides for the payment of sales performance bonuses to the respective employee or consultant based on the level of web site enrollments and/or cruise and trip sales generated by the Company.  The parties to these agreements have agreed amongst themselves that if any four of such parties determine in good faith that the Company’s financial condition would be materially adversely affected by the payment of sales performance bonuses, then they can require all six such parties to permanently waive all sales performance bonuses payable with respect to a specific month under their respective agreements. In addition, any five of such parties can bind all of them to the terms of any buy-out by the Company of expected future sales performance bonuses, provided that any buy-out of less than all of the future bonuses must be done on a pro rata basis for all six parties.

EMPLOYEE BENEFIT PLANS

The Merger did not affect any currently outstanding stock options that have been granted by the Company, nor did it affect the terms of the Company’s existing employee benefit plans, pension plans and other employee benefit arrangements.  However, the provisions of the Merger Agreement do not restrict the Company’s or the TCCI Shareholders’ ability to change any such benefit plans in the future.

INDEMNIFICATION

The Merger Agreement provides that Louis J. Pearlman and Gregory T. McDonald will indemnify the Company for losses resulting from the breach of any representations, warranties or covenants (other than post-closing covenants) made by TCCI and its stockholders under the Merger Agreement. In addition,

Louis J. Pearlman will indemnify the Company for losses resulting from the breach by Mr. Pearlman of any of his post-closing covenants and obligations under the Merger Agreement.

CONSIDERATION FOR THE SHARES

As consideration to the Company to enter into the Merger Agreement, Louis J. Pearlman agreed, for a period of at least 60 months, to serve as the Company’s Chairman of the Board and to provide certain services to the Company, including the following:

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being actively involved in the promotion of the Company;

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using his best efforts to launch an episodic television show that will support the credibility and business objective of the Company;

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allowing or causing to be allowed, as necessary, links from websites maintained by the Company to websites controlled or maintained by Mr. Pearlman, Transcontinental Records, and/or their respective affiliates, including, without limitation, loupearlman.com; naturalofficialsite.com; o-townrecords.com; otownbands.com; t-con.com; and makingthehit.com;

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permitting the Company to include the successes of Mr. Pearlman, Transcontinental Records, and any of their affiliates in the promotional and marketing materials and efforts of the Company; subject to Mr. Pearlman's review and reasonable consent with respect to such inclusion of any specific matter;

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upon the reasonable request of the Company, arranging for personal/promotional appearances of artists and other persons represented by Transcontinental Records and/or Mr. Pearlman at events held or arranged by the Company, including, without limitation, one-time events and office guest appearances, the cost of which shall be on a most favored customer basis;

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fully participating in the development of strategy and execution of operations of the Company;

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using his best efforts to facilitate the establishment of joint ventures and licensing arrangement in the United States, Canada, Europe and Asia with respect to the objectives of the Company; and

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fully participating in the development and launch of a music-based franchising division of the Company (similar to the current modeling-based franchise business of the Company) in 2002 with the goal of 60 sales of such franchises by the Company at approximately $20,000 during the first half of 2003.

Mr. Pearlman has also caused TCCI to grant the Company a royalty-free license to the trademark “Trans Continental,” on an exclusive basis for modeling related activities and on a non-exclusive basis for other uses. See “The Merger -- License Agreement.” In addition, he has agreed to use his best efforts to enable the Company to facilitate one or two private debt or equity capital raises.

LOCKUP AGREEMENT

In connection with the Merger, a Lock-Up and Escrow Agreement, dated September 5, 2002, was entered into by and among Louis J. Pearlman, Gregory T. McDonald, The Jefferson Trust,

The Paramount Trust, The Morgan Trust, Mohamed Hadid, Richard Walk, Mark R. Tolner and Cynthia D. Klein (collectively, the “Shareholder Parties”), the Company, and Jeffrey Kranzdorf as Escrow Agent. The purpose of the Lock-Up and Escrow Agreement is to restrict the transferability of Common Stock and Preferred Stock of the Company and to provide that the holders of Preferred Stock maintain their percentage ownerships in the Company as compared with the percentage ownerships of Messrs. Pearlman and McDonald and their respective affiliates.

The Shareholder Parties have agreed to place all of their shares of Common Stock and Preferred Stock in escrow, and the Company has agreed to place in escrow all of the shares of Common Stock issued to the TCCI Shareholders pursuant to the Merger. The escrowed shares will be released (a) to the Shareholder Parties upon the written instructions of Shareholder Parties owning at least 85% of the escrowed shares; or (b) with respect to any or all of the escrowed shares of a specific Shareholder Party, upon the written instruction of such Shareholder Party and the written confirmation of the Company that it has received an acceptable opinion of counsel, to a purchaser of such shares pursuant to Rule 144 under the Securities Act of 1933; provided that the all of the Shareholder Parties shall share the proceeds of any such Rule 144 sale pro rata on as converted basis (as if they have converted all of their preferred shares into Common Stock and the Rule 144 sale had not taken place); and after the receipt of such proceeds each receiving Shareholder Party will transfer to the selling Shareholder Party its pro rata portion of the escrowed shares deemed sold. Except pursuant to Rule 144, the Shareholder Parties may not otherwise transfer, pledge or encumber any of their escrowed shares as long as the Lock-Up and Escrow Agreement is in effect; however, pursuant to an amendment to the Lock-Up and Escrow Agreement, each of Mr. Pearlman and Mr. McDonald may transfer any or all of his escrowed shares to an affiliate, subject to the Company’s consent.

Each of Messrs. Pearlman and McDonald and their respective affiliates is obligated to transfer a portion of any Company securities acquired by such party from the Company

 (excluding the additional shares of Common Stock issued in connection with the Merger) after the date of the Lock-up and Escrow Agreement to the holders of Preferred Stock so that such Preferred Stock holders maintain their respective percentage ownerships as compared to the percentage ownerships of Messrs. Pearlman and McDonald and their respective affiliates.

This agreement contains customary escrow provisions. The Shareholder Parties agreed to indemnify the Escrow Agent from all losses incurred in connection with his performance under the Lock-Up and Escrow Agreement, other than those resulting from gross negligence or willful misconduct.

LICENSE AGREEMENT

In connection with the Merger, TCCI has granted the Company a non-exclusive royalty-free sub-license to use the registered trademark “Trans Continental.” This trademark is licensed to TCCI by the owner of the mark, Trans Continental Records, Inc., a corporation controlled by Louis J. Pearlman. Under the terms of the license, the Company has the right to use the mark on and in connection with goods and services pertaining to its business of recruiting and promoting models, musicians and vocalists.  Although the license is otherwise non-exclusive, the Company has the exclusive right to use the mark in connection with all modeling and modeling related activities.  At present, the “Trans Continental” mark is registered with the United States Patent and Trademark Office only for use in connection with music related products and services.  However, TCCI and/or Trans Continental Records will cause an application to be submitted for the registration of the mark in connection with modeling services as well.  The Company’s license rights extend throughout the territories of the United States and on the Internet (irrespective of location).  TCCI has the right to inspect samples of the Company’s goods and services bearing the mark to ensure compliance with quality standards.

DILUTION

As a result of the issuance of shares of Common Stock to Messrs. Pearlman and McDonald in connection with the Merger, existing stockholders will experience substantial dilution in their equity ownership and voting power. After giving effect to the issuance of all the shares issuable to Messrs. Pearlman and McDonald pursuant to the Merger, each holder of Common Stock and each holder of Preferred Stock (on an as-converted to Common Stock basis) will experience a reduction in its ownership and voting percentages of approximately 49% relative to the percentages existing immediately prior to the effective date of the Merger.

ADVISORY BOARD

Pursuant to the Merger Agreement, the Company has agreed that its Board of Directors shall form an Advisory Board whose members shall be elected by a majority of the directors and which shall be required to function actively and periodically report to the Board of Directors.

FAIRNESS OPINION

The Company engaged vFinance, Inc. to provide an independent opinion as to the fairness of the Merger, from a financial point of view, to the shareholders of the Company. vFinance is an investment banking firm with experience in the valuation of businesses and their securities in connection with mergers and acquisitions, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. vFinance was selected to render the fairness opinion based upon its qualifications, reputation, experience and expertise.

vFinance delivered its opinion with respect to the Merger on September 18, 2002. The opinion of vFinance stated that, as of such date, subject to the conditions, assumptions, limitations and understandings set forth in such opinion and summarized below, the Merger was fair, from a financial point of view, to the holders of the Company’s Common Stock. The amount of consideration to be paid in the Merger was determined through negotiations between the Company and the TCCI Shareholders. vFinance was not requested to, and did not, recommend the amount of consideration to be paid in the Merger.

In rendering its opinion, vFinance, among other things:

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reviewed the periodic reports filed by the Company under the Exchange Act, including certain interim reports, as well as the financial statements prepared by the management of the Company;

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reviewed certain internal financial analyses and forecasts for the Company prepared by its management;

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held discussions with members of the senior management of the Company and TCCI regarding the strategic rationale for, and potential benefits of, the Merger and the past and current business operations, financial condition and future prospects of the Company;

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reviewed certain publicly available documents relating to the Company;

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reviewed copies of the resolutions of the Board of Directors pursuant to which the Merger Agreement was approved;

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reviewed internal budgets and projections provided by the Company;

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reviewed publicly available data and information for companies which  vFinance determined to be comparable to the Company;

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reviewed the circumstances of other similar transactions; and

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conducted such other financial analyses and examinations and considered such other financial economic and market criteria as vFinance determined to be appropriate for purposes of the opinion.

vFinance relied upon and assumed the accuracy and completeness of all the financial and other information reviewed by it, and assumed that the financial forecasts provided by the Company’s management were reasonably prepared on a basis reflecting the best current available judgments and estimates of management.

vFinance received a fee of $40,000 for its services in rendering the fairness opinion. The amount of the fee was not contingent upon the conclusions reached in the fairness opinion.

No limitations were imposed by the Company with respect to the scope of the investigation

The opinion of vFinance will be made available for inspection and copying at the principal executive offices of the Company during its regular business hours by any interested equity security holder of the Company or a representative of such holder who has been so designated in writing.

ACCOUNTING TREATMENT

The acquisition of the Company's shares in the Merger will be treated as a “purchase” under generally accepted accounting principals.

REGULATORY APPROVALS

The Company is not aware of any approval or other action by any governmental,

administrative or regulatory authority or agency that were required in connection with the Merger and the other transactions contemplated by the Merger Agreement.

FEES AND EXPENSES

The Merger Agreement provides that all costs and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby shall be paid by the party incurring such fees or expenses, except that the expenses of TCCI shall be paid by the TCCI Shareholders.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain material federal income tax consequences of the Corporate Actions and the Merger, and does not purport to be a complete discussion of all of the possible federal income tax consequences of such actions. Also, it does not address the tax consequences to stockholders who are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, non resident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the currently existing provisions of the Internal Revenue Code of 1986, as amended, and the existing regulations, judicial decisions and administrative rulings issued thereunder, all of which are subject to change, possibly with retroactive effect. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.

THE SUMMARY OF TAX CONSEQUENCES SET FORTH BELOW IS FOR GENERAL INFORMATION ONLY AND IS BASED ON THE LAW IN EFFECT ON THE DATE HEREOF. STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO THEM (INCLUDING THE APPLICATION AND EFFECT OF ANY STATE, LOCAL, OR FOREIGN INCOME AND OTHER TAX LAWS) OF THE CORPORATE ACTIONS, THE MERGER AND THE OTHER TRANSACTIONS DISCUSSED HEREIN.

No taxable income, gain or loss should be recognized by a stockholder of the Company as a result of the Corporate Actions or the Merger. The aggregate tax basis of the a stockholder’s shares should remain the same as the stockholder's aggregate tax basis immediately prior to the Corporate Actions and the Merger.

DESCRIPTION OF COMMON STOCK

The holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of the stockholders. Holders of Common Stock are entitled to share in any and all dividends that our board of directors, in its discretion, declares from fund legally available for that purpose. In event of any liquidation or dissolution of the Company, the holders of Common Stock are entitled to participate in and share pro rata in the assets available for distribution to stockholders. Any distribution would be subsequent to payment of our liabilities and may be subject to any preferential rights of any Preferred Stock or other senior security then outstanding. The holders of the Common Stock have no cumulative voting, preemptive or other subscription rights, and there are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock. The rights, preferences and privileges of the holders of Common Stock are subject to, and may be adversely affected by, the rights of the holders of any shares of Preferred Stock or senior securities which we may designate in the future.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

Our Board of Directors has fixed September 20, 2002 as the record date for the determination of stockholders entitled to receive this Information Statement (the “Record Date”).  As of the Record Date there were 2,302,165 shares of Common Stock issued and outstanding and 5,000,000 shares of Series C Convertible Preferred Stock issued and outstanding.  The holders of the Preferred Stock have the right to convert each share of Preferred Stock into 0.60 (after giving effect to the 100-to-1 reverse stock split)

shares of Common Stock. In connection with the Merger, the Preferred Stock holders have agreed to convert all of their preferred shares into Common Stock after the issuance of additional shares to the TCCI Shareholders as described above.  As a result, the outstanding Preferred Stock will be converted into an aggregate of 3,000,000 shares of Common Stock.

The following table sets forth certain information as of the Record Date with respect to the beneficial ownership of shares of Common Stock, including all shares of Common Stock issuable upon conversion of the Preferred Stock, by (i) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding share capital, (ii) the directors and executive officers and (iii) the directors and executive officers as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Exchange Act and is based upon information furnished by the persons listed or contained in filings made by them with the SEC. All share amounts give effect to the 100-to-1 reverse stock split effected on September 20, 2002.  To the Company’s knowledge, each person has sole voting and investment power over the shares unless otherwise noted.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)
Joan Randell (3) c/o The Jefferson Trust 9017 Swift Creek Road Fairfax Station, VA 22039	1,063,712	12.6%
Ralph Edward Bell (4) c/o The Morgan Trust PO Box 616685 Orlando, FL 32861	1,063,712	12.6%
Mohamed Hadid (5) Resigning Director 9000 Sunset Blvd., Penthouse Los Angeles, CA 90069	991,155	11.8%
Rafiah Kashmiri (6) Resigning Director c/o The Paramount Trust PO Box 16650 Royal Palm Drive Groveland, FL 34736	1,063,712	12.6%
Louis J. Pearlman (7) Chairman of the Board-Elect and Director-Elect 7380 Sand Lake Road Suite #350 Orlando, FL 32819	2,142,625	25.4%
Gregory T. McDonald (8) President and Director-Elect 7380 Sand Lake Road Suite #350 Orlando, FL 32819	2,142,625	25.4%

Jeffrey P. Kranzdorf Director-Elect 184110 St. Moritz Drive Tarzana, CA 91356	-0-	-0-
Mark R. Tolner (9) CEO and Director 1701 Park Center Drive Orlando, FL 32835	11,500	*
Anthony Ruben Chief Operating Officer and Resigning Director 1701 Park Center Drive Orlando, FL 32835	-0-	-0-
Neil Mauskapf Chief Technology Officer and Director 1701 Park Center Drive Orlando, FL 32835	-0-	-0-
Directors and Executive Officers as a Group (10)	6,021,231	71.5%

       * Less than one percent

1.

Amount of beneficial ownership includes shares of Common Stock and Preferred Stock on an as-converted (0.60 to 1) basis, but does not include shares of Common Stock issuable upon exercise of outstanding options, since none of the persons listed above has the right to acquire beneficial ownership of any securities within sixty days pursuant to the exercise of such options.

2.

Percentage of ownership is based on 2,302,165 shares of Common Stock outstanding as of the Record Date, plus 3,000,000 shares of common stock issuable upon conversion of the Preferred Stock as of the Record Date, plus 3,122,450 additional shares of Common Stock issuable to Messrs. Pearlman and McDonald pursuant to the Merger. Shares issuable upon exercise of outstanding options are not included in the number of shares outstanding.

3.

All shares are held by The Jefferson Trust, of which Joan Randell is sole trustee. Includes 10,606 shares of Preferred Stock which the Trust has the right to convert within 60 days into 636,360 shares of Common Stock (on a post-split basis). Also includes 373,560 shares with respect to which the Trust has voting control pursuant to an irrevocable proxy granted by Mohamed Hadid and certain other shareholders under the Stockholders’ Agreement.  Excluding the shares subject to such proxy, the Trust owns 690,152 shares of Common Stock (after giving effect to the reverse stock split and assuming the conversion of all shares of Preferred Stock held by the Trust) representing approximately 8.2% of the outstanding shares.

4.

All shares are held by The Morgan Trust, of which Ralph Edward Bell is sole trustee. Includes 10,606 shares of Preferred Stock which the Trust has the right to convert within 60 days into 636,360 shares of Common Stock (on a post-split basis). Also includes 373,560 shares with respect to which the Trust has voting control pursuant to an irrevocable proxy granted by Mohamed Hadid and certain other shareholders under the Stockholders’ Agreement.  Excluding the shares subject to such proxy, the Trust owns 690,152 shares of Common Stock (after giving effect to the reverse stock split and assuming the conversion of all shares of Preferred Stock held by the Trust) representing approximately 8.2% of the outstanding shares.

5.

Includes 15,000 shares of Preferred Stock which Mr. Hadid has the right to convert within 60 days into 900,000 shares of Common Stock (on a post-split basis). Pursuant to the Stockholders’ Agreement, Mr. Hadid has granted an irrevocable proxy to each of The Jefferson Trust, The Paramount Trust and The Morgan Trust with respect to the voting of his shares of Common Stock and Preferred Stock.  The proxy is in effect for a period of 7 years, subject to earlier termination with respect to any of the Trusts should it no longer beneficially own any shares of common or preferred stock of the Company.

6.

All shares are held by The Paramount Trust, of which Ms. Kashmiri is sole trustee. Includes 10,606 shares of Preferred Stock which the Trust has the right to convert within 60 days into 636,360 shares of Common Stock (on a post-split basis). Also includes 373,560 shares with respect to which the Trust has voting control pursuant to an irrevocable proxy granted by Mohamed Hadid and certain other shareholders under the Stockholders’ Agreement.  Excluding the shares subject to such proxy, the Trust owns 690,152 shares of Common Stock (after giving effect to the reverse stock split and assuming the conversion of all shares of Preferred Stock held by the Trust) representing approximately 8.2% of the outstanding shares.

7.

Consists of all shares issued and to be issued to Mr. Pearlman in connection with the Merger. Ownership amount includes shares to be held by Louis J. Pearlman Enterprises, Inc., a corporation of which Mr. Pearlman is the sole shareholder.

8.

Consists of all shares issued and to be issued to Mr. McDonald in connection with the Merger. Ownership amount includes shares to be held by The Thomas A. Parker Trust, a revocable trust of which Mr. McDonald is the sole trustee.

9.

Includes shares held by Mr. Tolner’s spouse.

10.

Includes shares owned both by current directors who have agreed to resign and by directors-elect who will replace such resigning directors.  As of the date on which the directors-elect take office, the then-existing directors and executive officers as a group will beneficially own 4,296,749 shares representing approximately 51.0% of the total outstanding share capital. In order to avoid double counting (for purposes of this line item only), the number of shares held by Rafiah Kashmiri does not include 330,385 shares owned by Mr. Hadid over which Ms. Kashmiri holds a voting proxy.

                       WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and special reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information the Company files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

       DELIVERY OF DOCUMENTS TO MULTIPLE STOCKHOLDERS SHARING AN ADDRESS

One Information Statement will be delivered to multiple stockholders sharing an address unless the Company receives contrary instructions from one or more of the stockholders. Upon receipt of such notice, the Company will undertake to deliver promptly a separate copy of the Information Statement to the stockholder at a shared address to which a single copy of the documents was delivered and provide instructions as to how the stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Information Statement. In the event a stockholder desires to provide such notice to the Company, such notice may be given verbally by telephoning the Company's offices at (888) 590-9994 or by mail to 1701 Park Center Drive, Orlando, Florida 32835.

                    INCORPORATION OF DOCUMENTS BY REFERENCE

The SEC allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you without re-printing the information in this Information Statement by referring you to prior and future filings with the SEC. The information we incorporate by reference is an important part of this Information Statement, and later information that we file with the SEC will automatically update and supersede this information. We incorporate by reference the following documents filed by the Company pursuant to the Exchange Act: (i) the Company’s Annual Report on Form 10-KSB for the fiscal year ended July 31, 2002; and (ii) any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act. The following information from the Company’s Annual Report on Form 10-KSB for the fiscal year ended July 31, 2002 is incorporated by reference herein: Item 6 (Selected Financial Data), Item 7 (Management’s discussion and Analysis of Financial Condition and Results of Operations), Item 8 (Financial Statements), Item 9 (Changes in and Disagreements with Accountants on Accounting and Financial Disclosure) and the Financial Statements included in such report.

You may request a copy of these filings (other than an exhibit to any of these filings unless we have specifically incorporated that exhibit by reference into this filing), at no cost, by writing or telephoning us at the following address:

Options Talent Group

1701 Park Center Drive

Orlando, Florida 32835

(888) 590-9994

Attention: Mark R. Tolner

We will provide such requested copies by first class mail or other equally prompt means within one business day or such request.

You should rely only on the information we have provided or incorporated by reference in this Information Statement or any supplement. We have not authorized any person to provide information other than that provided here. We have not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement or any supplement is accurate as of any date other than the date on the front of the document.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement, including the information we incorporate by reference, includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words "expects," "projects," "believes," "anticipates," "intends," "plans," "predicts," "estimates" and similar expressions.

We have based the forward-looking statements relating to our operations on our current expectations, estimates and projections about the Company. We caution you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, our actual outcomes and results may differ materially from what we have expressed or forecast in the forward-looking statements.

OPTIONS TALENT GROUP

BY ORDER OF THE BOARD OF DIRECTORS

__/s/ Mark R. Tolner                                           ____

Mark R. Tolner

Chief Executive Officer

Date:  December 7, 2002

Exhibit A

_____________________________________

AGREEMENT AND PLAN OF MERGER

_____________________________________

Among

OPTIONS TALENT GROUP

TRANS CONTINENTAL ACQUISITION CORP.

TRANS CONTINENTAL CLASSICS, INC.

and

THE OTHER PARTIES NAMED HEREIN

September 5, 2002

TABLE OF CONTENTS

Page

1.2

Other Definitional and Interpretive Provisions

ARTICLE 2
Merger

2.1

The Merger

2.2

Effective Time

2.3

Effects of the Merger

2.4

Charter and Bylaws

2.5

Directors

2.6

Officers

2.7

Effect on Capital Stock

2.8

Exchange of Certificates

2.9

Closing; Deliveries

ARTICLE 3
Representations and Warranties of the Buyer

3.1

Organization and Standing

3.2

Authority, Enforceability

3.3

Non-Contravention

3.4

Consents and Approvals

3.5

Capitalization of Buyer and Acquisition Sub

3.6

Issuance

3.7

Brokers

3.8

Interests in Third Parties

3.9

Financial Statements

3.10

No Title To Real Estate

3.11

Personal Property

3.12

Compensation of Other Obligations

3.13

Outstanding Material Agreements

3.14

No Change in Material Obligations

3.15

Tax Returns and Status

3.16

No Undisclosed Assets or Liabilities

ARTICLE 4
Representations and Warranties of the Company

4.1

Organization and Standing

4.2

Authority, Enforceability

4.3

Non-Contravention

4.4

Consents and Approvals

4.5

Capitalization of Company

4.6

Brokers

4.7

No Liabilities

ARTICLE 5
Representations and Warranties of the Stockholders

5.1

Authority; Authorization

5.2

Ownership of Shares

5.3

Enforceability

5.4

Non-Contravention

5.5

Consents and Approvals

5.6

Securities Matters

ARTICLE 6
Pre-Closing Covenants

6.1

Name Change

6.2

Trading Symbol

6.3

Board of Directors and Advisory Board

6.4

Chairman of the Board

6.5

Other Officers

6.6

Fairness Opinion

6.7

Reverse Stock Split; Conversion of Series C Preferred

6.8

Future Private Capital Raises

6.9

Series C Holders Standstill

ARTICLE 7
Conditions to Closing

7.1

Conditions to Buyer’s and Acquisition Sub’s Obligations

7.2

Conditions to Obligations of the Stockholders and the Company

ARTICLE 8
Additional Agreements

8.1

Further Assurances

8.2

Publicity

8.3

Transfer of Buyer Stock

ARTICLE 9
Remedies for Breach of this Agreement

9.1

Survival of Representations and Warranties

9.2

Indemnification

ARTICLE 10
[Reserved]

ARTICLE 11
Miscellaneous

11.1

Notices

11.2

Entire Agreement

11.3

Benefits; Binding Effect; Assignment

11.4

Waiver

11.5

No Third Party Beneficiary

11.6

Severability

11.7

Expenses

11.8

Section Headings

11.9

Counterparts

11.10

Governing Law; Waiver of Jury Trial

11.11

Survival

11.12

Construction; Counsel

EXHIBITS

EXHIBIT A

Stockholder Information

EXHIBIT B

Form of First Amendment to Consulting Agreement of Madison Consulting Company

EXHIBIT C

Form of First Amendment to Consulting Agreement of General Services Corp.

EXHIBIT D

Form of First Amendment to Consulting Agreement of Corporate Media Services, Inc.

EXHIBIT E

Form of First Amendment to Employment Agreement of Mark R. Tolner

EXHIBIT F

Form of Employment Agreement of Louis J. Pearlman

EXHIBIT G

Form of Employment Agreement of Gregory T. McDonald

EXHIBIT H

Form of Side Letter Agreement

EXHIBIT I

Form of Lock-up and Escrow Agreement

EXHIBIT J

Form of License Agreement

SCHEDULES

Schedule 3.3

Non-Contravention

Schedule 3.4

Consents and Approvals

Schedule 3.8

Interest in Third Parties

Schedule 3.9

Financial Statements

Schedule 3.10

Leased Real Property

Schedule 3.11

Liens on Personal Property

Schedule 3.12

Compensation of Other Obligations

Schedule 3.13

Certain Contracts and Agreements

Schedule 3.14

Certain Material Obligations

Schedule 3.15

Tax Returns and Status

Schedule 3.16

Undisclosed Assets and Material Liabilities

Schedule 4.3

Non-Contravention

Schedule 4.4

Consents and Approvals

Schedule 4.7

Liabilities

Schedule 5.4

Non-Contravention

Schedule 5.5

Consents and Approvals

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of the 5th day of September, 2002, by and among (i) Options Talent Group, a Nevada corporation (the “Buyer”), (ii) Trans Continental Acquisition Corp., a Nevada corporation and wholly owned subsidiary of Buyer (“Acquisition Sub”), (iii) Trans Continental Classics, Inc., a Nevada corporation (the “Company”), (iv) Louis J. Pearlman and Gregory T. McDonald (together the “Stockholders” and each a “Stockholder”), and (v) each of the individuals and entities listed on the signature pages to this Agreement under the caption “Series C Holders” (collectively the “Series C Holders” and each a “Series C Holder”).  Buyer, Acquisition Sub, the Company, the Stockholders and the Series C Holders are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

R E C I T A L S

A.

The Boards of Directors of Buyer and Acquisition Sub deem it advisable and in the best interest of said corporations and their respective stockholders that Acquisition Sub merge (the “Merger”) with and into the Company as provided herein and have approved and adopted the form, terms and provisions of this Agreement and the Merger.

B.

The Board of Directors of the Company deems the Merger advisable and in the best interest of said corporation and its stockholders and the Board of Directors and stockholders of the Company have approved and adopted the form, terms and provisions of this Agreement and the Merger.

In consideration of the premises and the respective mutual agreements, covenants, representations and warranties contained herein, the Parties agree as follows:

ARTICLE 1
Definitions

1.1

Defined Terms. In addition to terms defined elsewhere in this Agreement, the following terms when utilized in this Agreement, unless the context otherwise requires, shall have the meanings indicated, which meanings shall be equally applicable to both the singular and plural forms of such terms:

“Acquisition Sub” has the meaning ascribed to such term in the preamble to this Agreement.

“Additional Share Distribution Date” has the meaning ascribed to such term in Section 2.7.3 hereof.

“Affiliate” with respect to any Person means any Person (a “Controlling Person”) which, directly or indirectly, through one or more intermediaries, controls the subject Person or any Person which is controlled by or is under common control with a Controlling Person. For purposes of this definition, “control” (including the correlative terms “controlling,” “controlled by” and “under common control with”), with respect to any Person, means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

“Agreement” means this Agreement and Plan of Merger together with all exhibits and schedules contemplated hereby.

“Authority” means any federal, state, or local governmental regulatory agency, commission, bureau, authority, court or arbitration tribunal.

“Buyer” has the meaning ascribed to such term in the Preamble to this Agreement.

“Buyer Balance Sheet” has the meaning ascribed to such term in Section 3.9 hereof.

“Buyer Stock” means the common stock, par value $0.001 per share, of Buyer.

“bylaws” has the meaning ascribed to such term within the definition of “Charter” hereunder.

“Certificate of Merger” has the meaning ascribed to such term in Section 2.2 hereof.

“Certificate of Designations” has the meaning ascribed to such term in Section 6.3.1(h) hereof.

“Certificates” has the meaning ascribed to such term in Section 2.9.1 hereof.

“Charter” and “bylaws,” respectively, mean with respect to any corporation, those instruments that, among other things, (i) define its existence, as filed or recorded with the applicable Authority, including, without limitation, such corporation’s Articles or Certificate of Incorporation, Organization or Association, and (ii) otherwise govern its internal affairs, in each case as amended, supplemented, or restated.

“Closing” has the meaning ascribed to such term in Section 2.9 hereof.

“Closing Date” means September 5, 2002, or such other date as shall be mutually agreed upon by all of the Parties.

“Common Stock” means the common stock of the Company, par value $0.001 per share.

“Company” has the meaning ascribed to such term in the Preamble hereto.

“Controlling Person” as the meaning ascribed to such term under the definition of “Affiliate” in this Definitions section.

“Corporation Law” has the meaning ascribed to such term in Section 2.1 hereof.

“Defense Counsel” has the meaning ascribed to such term in Section 9.2.6 hereof.

“Defense Notice” has the meaning ascribed to such term in Section 9.2.6 hereof.

“Documents” has the meaning ascribed to such term in Section 3.2 hereof.

“Effective Time” has the meaning ascribed to such term in Section 2.2 hereof.

“Exchange Act” has the meaning ascribed to such term in Section 5.6.4 hereof.

“Indemnified Parties” has the meaning ascribed to such term in Section 9.2.6 hereof.

“Indemnifying Parties” has the meaning ascribed to such term in Section 9.2.6 hereof.

“Law” means any law, statute, rule or regulation, and any judgment or order of any Authority.

“License Agreement” has the meaning ascribed to such term in Section 6.4.10 hereof.

“Lien” means any lien, charge, claim, restriction, encumbrance, security interest or pledge of any kind whatsoever.

“Lock-up and Escrow Agreement” has the meaning ascribed to such term in Section 7.1.9 hereof.

“Losses” means all damages (including punitive, consequential, special or indirect damages), costs, obligations, losses, expenses, and fees (including court costs and reasonable attorneys’ (excluding in-house attorneys) fees and expenses) that the subject Person may sustain.

“McDonald Employment Agreement” has the meaning ascribed to such term in Section 7.1.8 hereof.

“Merger” has the meaning ascribed to such term in the Recitals hereto.

“Merger Consideration” has the meaning ascribed to such term in Section 2.7.3 hereof.

“Pearlman Employment Agreement” has the meaning ascribed to such term in Section 7.1.8 hereof.

“Person” means any natural person, corporation, limited liability company, unincorporated organization, partnership, association, joint-stock company, joint venture, trust or government, or any agency or political subdivision of any government.

“Requirement for an Information Statement” has the meaning ascribed to such term in Section 6.1.1 hereof.

“Reverse Stock Split Effective Date” has the meaning ascribed to such term in Section 6.7.1 hereof.

“SEC” means the United States Securities and Exchange Commission.

“Series C Holder” and “Series C Holders” have the meaning ascribed to such terms in the preamble hereto.

“Series C Preferred” has the meaning ascribed to such term in Section 3.5 hereof.

“Side Letter” has the meaning ascribed to such term in Section 7.1.9 hereof.

“Stockholder” and “Stockholders” have the meanings ascribed to such terms in the preamble hereto.

“Surviving Corporation” has the meaning ascribed to such term in Section 2.1 hereof.

“TCTI” means Trans Continental Talent, Inc. f/k/a Options Talent, Inc., a Delaware corporation and wholly-owned subsidiary of Buyer.

“Third Party Claim” has the meaning ascribed to such term in Section 9.2.4.

1.2

Other Definitional and Interpretive Provisions

1.2.1

Unless otherwise defined herein, all terms defined in this Agreement shall have the defined meanings when used in any certificate, report or other document made or delivered pursuant hereto.

1.2.2

The words “hereof,” “herein,” “hereunder” and “hereto” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

ARTICLE 2
Merger

2.1

The Merger.  Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Nevada General Corporation Law (the “Corporation Law”), Acquisition Sub shall be merged with and into the Company at the Effective Time.  Following the Effective Time, the separate corporate existence of Acquisition Sub shall cease and the Company shall continue as the surviving corporation (the “Surviving Corporation”) and shall succeed to and assume all the rights and obligations of the Company in accordance with the Corporation Law.  At the election of Buyer, any direct or indirect wholly owned subsidiary of Buyer may be substituted for Acquisition Sub as a constituent corporation in the Merger.  In such event, the Parties agree to execute an appropriate amendment to this Agreement in order to reflect the foregoing.

2.2

Effective Time.  Subject to the provisions of this Agreement, as soon as practicable on or after the Closing Date, the Parties shall file articles of merger or other appropriate documents (in any such case, the “Certificate of Merger”) executed in accordance with the relevant provisions of the Corporation Law and shall make all other filings or recordings required under the Corporation Law.  The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Nevada Secretary of State, or at such other time as Acquisition Sub and the Company shall agree should be specified in the Certificate of Merger (the time the Merger becomes effective being referred to herein as the “Effective Time”).

2.3

Effects of the Merger.  The Merger shall have the effects set forth in the applicable provisions of the Corporation Law.

2.4

Charter and Bylaws.  The Charter and bylaws of the Company as in effect immediately prior to the Effective Time shall be the Charter and bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

2.5

Directors.  Mark R. Tolner, the sole director of Acquisition Sub immediately prior to the Effective Time shall be the sole director of the Surviving Corporation until the earlier of his resignation or removal or until his respective successors are duly elected and qualified, as the case may be.

2.6

Officers.  Mark R. Tolner, the president, treasurer and secretary of Acquisition Sub immediately prior to the Effective Time and such other persons as Buyer shall designate shall be the officers of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

2.7

Effect on Capital Stock.  As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of the outstanding capital of the Company or Acquisition Sub:

2.7.1

Each issued and outstanding share of common stock of Acquisition Sub shall be converted into and become one fully paid and nonassessable share of common stock of the Surviving Corporation.

2.7.2

Each share of Common Stock that is held in the treasury of the Company shall automatically be canceled and returned and shall cease to exist and no consideration shall be delivered in exchange therefor.

2.7.3

Each share of Common Stock issued and outstanding (other than shares of Common Stock to be canceled in accordance with Section 2.7.2 hereof) shall be converted into the right to receive from the Buyer (i) as of the Closing Date, 1,162.8 fully paid and non-assessable shares of Buyer Stock (which is determined by dividing 116,280,000 by the number of issued and outstanding shares of Common Stock immediately prior to the Closing Date) and (ii) as of the 5th calendar day following the Reverse Stock Split Effective Date (such 5th day, the “Additional Share Distribution Date”), that number of fully paid and non-assessable shares of the Buyer Stock equal to the quotient obtained by dividing (A) the number of shares of Buyer Stock which when added to the aggregate number of shares of Buyer Stock issuable pursuant to Clause (i) of this Section 2.7.3 equals 51% of the fully diluted capital stock of Buyer as of the Closing Date (as adjusted to reflect the effectiveness of the reverse stock split referenced in Section 6.7.1) by (B) the number of shares of Common Stock outstanding immediately prior to the Closing Date ((i) and (ii) collectively, the “Merger Consideration”).  Notwithstanding anything herein to the contrary, in no event shall the Merger Consideration equal greater than 51% of the fully-diluted capital stock of Buyer (including the Merger Consideration) as of the Closing Date.  As of the Effective Time, all such shares of Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares of Common Stock shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration, without interest.

2.8

Exchange of Certificates.

2.8.1

At or after the Effective Time, upon receipt of and in exchange for each certificate or certificates which immediately prior to the Effective Time represented shares of Common Stock (the “Certificates”), the holder of such Certificate shall be entitled to receive as of the dates set forth in Section 2.7.3 in exchange therefor the amount of Merger Consideration which the shares of Common Stock (also referred to herein as the “Shares”) theretofore represented by such Certificate shall have been converted pursuant to Section 2.7, and the Certificate so surrendered shall forthwith be canceled.  In the event of a transfer of ownership of Shares that is not registered in the transfer records of the Company, payment may be made to a person other than the person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of such Certificate or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable.  Until surrendered as contemplated by this Section 2.9.1, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the amount of Merger Consideration, without interest, into which the Shares theretofore represented by such Certificate shall have been converted pursuant to Section 2.7 hereof.  No interest will be paid or will accrue on the cash payable upon the surrender of any Certificate.  In the event any Certificate shall have been lost, stolen or destroyed, Buyer may, in its discretion and as a condition precedent to the payment of the Merger Consideration in respect of the Shares represented by such Certificate, require the owner of such lost, stolen or destroyed Certificate to deliver a bond in such sum and in such form as it may reasonably direct and from such issuer as it may reasonably approve of, as indemnity against any claim that may be made against Buyer or the Surviving Corporation.

2.8.2

All Merger Consideration paid upon the surrender of Certificates in accordance with the terms of this Section 2.8 shall be deemed to have been paid in full satisfaction of all rights pertaining to the Shares theretofore represented by such Certificates.  At the Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the Shares that were outstanding immediately prior to the Effective Time.  If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Section 2.8.

2.9

Closing; Deliveries. Subject to the fulfillment or waiver of the conditions precedent set forth in Article 7 hereof, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Greenberg Traurig, P.A., in Orlando, Florida at 9:00 am (local time) on the Closing Date.  The Closing Date may be extended by mutual written agreement of the Buyer and the Company. Except as otherwise provided herein, all proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed.

2.9.1

At or prior to the Closing, the Company and the Stockholders (with respect to subsection (iv) below) shall deliver to Buyer:

(i)

the Certificate of Merger, duly executed by the Company;

(ii)

the resignations of all the officers and directors of the Company, other than those continuing to serve in such capacities with the Surviving Corporation;

(iii)

the stock book, stock ledger, minute books and corporate seal of the Company; and

(iv)

the certificates executed by the Company as required by Section 7.1.3 and Section 7.1.5.

2.9.2

At or prior to the Closing, Buyer shall deliver:

(i) to the Stockholders the certificates executed by the Buyer as required by Section 7.2.3 and Section 7.2.5.

2.9.3

At Closing, Buyer shall wire to an account designated in writing by Greenberg Traurig, LLP (“GT”) the outstanding fees and expenses of GT as special counsel to Buyer.

ARTICLE 3.
Representations and Warranties of the Buyer

In order to induce the Stockholders and the Company to enter into this Agreement and to consummate the transactions contemplated hereby, the Buyer hereby represents and warrants to the Stockholders and the Company as follows:

3.1

Organization and Standing.  Each of the Buyer and Acquisition Sub is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada. Copies of the Charter and bylaws of each of the Buyer and Acquisition Sub and all amendments thereto as in effect on the date hereof have been delivered to the Stockholders and the Company are complete and correct as of the date hereof.

3.2

Authority, Enforceability. The Buyer and the Acquisition Sub each have all requisite corporate power and authority to execute and deliver this Agreement, and the other agreements, instruments, certificates and documents contemplated hereby (each a “Document” and, collectively, the “Documents”) to which it is a party, to perform its obligations under each such Document, and to consummate the transactions contemplated by this Agreement and each such Document. The execution, delivery and performance by each of the Buyer and the Acquisition Sub of this Agreement and each Document to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of the Buyer and the Acquisition Sub, respectively. This Agreement and each Document to which the Buyer and/or the Acquisition Sub is a party is, or upon its execution and delivery will be, a valid and binding obligation of the Buyer and/or the Acquisition Sub, as applicable, enforceable against it in accordance with the terms thereof, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, moratorium, or similar laws and judicial decisions from time to time in effect which affect creditors’ rights generally.

3.3

Non-Contravention. Except as set forth on Schedule 3.3 hereto, neither the execution, delivery or performance by each of the Buyer and the Acquisition Sub of this Agreement or any Document to which either is a party, nor the consummation by each of the Buyer and the Acquisition Sub of the transactions contemplated hereby or thereby, nor compliance by each of the Buyer and the Acquisition Sub with any of the provisions hereof or thereof will (i) violate any law, statute, rule or regulation or judgment, order, writ, injunction or decree of any Authority, in each case applicable to the Buyer, Acquisition Sub, or their respective assets or properties, or (ii) with or without the passage of time or the giving of notice or both, result in the breach of, or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of the Buyer and/or the Acquisition Sub pursuant to, any material instrument or agreement to which the Buyer and/or the Acquisition Sub is a party or by which the Buyer, Acquisition Sub, or their respective properties may be bound or affected, except where the violation, conflict, breach or default would not have a material adverse effect on the ability of the Buyer and/or Acquisition Sub to consummate the transactions contemplated by this Agreement.

3.4

Consents and Approvals. Except as set forth on Schedule 3.4 hereto, no filing with, and no permit, authorization, consent or approval of any Authority or any other Person is necessary for the consummation by the Buyer and the Acquisition Sub of the transactions contemplated hereby.

3.5

Capitalization of Buyer and Acquisition Sub.  Buyer’s authorized capital stock consists solely of (i) 500,000,000 shares of Buyer Stock of which 113,919,593 are issued and outstanding, and (ii) 5,000,000 shares of preferred stock designated Series C Convertible Preferred Stock, par value $.001 per share (the “Series C Preferred”), all of which are outstanding.  Acquisition Sub’s authorized capital stock consists of 1,000 shares of common stock, no par value, of which 100 shares are issued and outstanding and held by Buyer.  The issued and outstanding shares of capital stock of Buyer and Acquisition Sub were not issued in violation of the preemptive rights of any person or any agreement or Law by which Buyer or Acquisition Sub, as applicable, at the time of issuance was bound.

3.6

Issuance.  The Buyer Stock to be delivered by Buyer to the Stockholders hereunder have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully-paid and non-assessable.

3.7

Brokers. The Buyer and the Acquisition Sub have not employed any broker or finder and has not incurred and will not incur any broker’s, finder’s or similar fees, commissions or expenses payable by the Buyer in connection with the transactions contemplated by this Agreement.

3.8

Interests in Third Parties. Except as set forth on Schedule 3.8, neither the Buyer nor Acquisition Sub owns stock in, or controls, directly or indirectly, any other corporation, association or business organization.  Except as set forth on Schedule 3.8, neither the Buyer nor the Acquisition Sub is a party to any joint venture or partnership.

3.9

Financial Statements. Buyer has heretofore furnished Company and Stockholders with complete copies of the audited financial statements of Buyer for the period from inception through July 31, 2001, including a balance sheet as at the end of such period, certified by Cohen, Rutherford, Blum and Schott, PC, independent public accountants retained by Buyer.  The balance sheet of Buyer for the fiscal period ended April 30, 2002 annexed hereto as Schedule 3.9, is herein referred to as the “Buyer Balance Sheet.”  Except as set forth on Schedule 3.9, all such financial statements have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods indicated, reflect all known liabilities of the Buyer, including all known contingent liabilities as of their respective dates, and present fairly the financial condition of Buyer at such dates and the results of operations for the periods then ended.

3.10

No Title To Real Estate. Buyer does not have any ownership interest in, or any fee title to, any real property.  Buyer does not have a leasehold interest in any real property, except for real property leased by Buyer as described in and noted in Schedule 3.10.

3.11

Personal Property. Except as noted in Schedule 3.11, Buyer owns or otherwise controls, all of the personal property reflected in the Buyer Balance Sheet and all personal property acquired by Buyer since the date thereof (except such property as has been disposed of in the ordinary course of business) free and clear of any liens, claims, charges, exceptions or encumbrances, except for those, if any, which in the aggregate are not material and which do not materially affect the continued use of such property.  Except for inventories and items disposed of in the ordinary course of business, all machinery, tools, equipment and other tangible assets included in determining the net worth of Buyer in the Buyer Balance Sheet currently are used by or useful to Buyer in the ordinary course of business and in the manufacture of the products of Buyer and are in good operating condition and in a state of reasonable maintenance and repair.  The inventories included in determining the net worth of Buyer in the Buyer Balance Sheet were in good condition and were not in excess of reasonable requirements, no material item of inventory included therein was valued in excess of its reasonable value, and the finished goods produced by Buyer conform to customary trade standards for marketable goods.

3.12

Compensation of Other Obligations. Attached hereto as Schedule 3.12 is a true and complete list as of the date of this Agreement, setting forth:

(a)

The name of each director and officer of Buyer and the offices held by each.

(b)

The name of each person (whether an employee of or consultant to the Buyer) whose compensation from the Buyer or any of its affiliates for the period January 1, 2002 to August 23, 2002 equaled or exceeded the rate of $75,000 per year for services rendered, the amount paid or payable to each such person for such services, and the basis therefore, and copies of all written agreements under which each such person is employed or retained as a consultant have been provided to the Company and Stockholders on or prior to the date hereof.

(c)

The name of each bank in which the Buyer or any of its affiliates has an account or safe deposit box, the identifying numbers or symbols thereof, and the name of each person authorized to draw thereon or to have access thereto.

(d)

The name of each person, if any, holding tax or other powers of attorney from the Buyer, and a summary statement of the terms thereof.

3.13

Outstanding Material Agreements. Buyer has delivered to Company and the Stockholders summaries of all material contracts, obligations and commitments of Buyer.  No material default or alleged default exists thereunder, and there are no material agreements of the parties relating to such contracts, obligations and commitments, which have not been disclosed to the Company and the Stockholders.  Except as listed in Schedule 3.13, the Buyer is not a party to any written or oral:

(a)

Contract not made in the ordinary course of business other than this Agreement.

(b)

Employment contract which is not terminable without material cost or other material liability to the Company, or any successor thereof, upon notice of 30 days or less.

(c)

Contract with any labor union.

(d)

Bonus, pension, profit sharing, retirement, stock purchase, hospitalization, insurance or similar plan providing for employee benefits.

(e)

Lease with respect to any property, real or personal, whether as lessor or lessee.

(f)

Contract for the future purchase of materials, supplies or equipment (i) which is in excess of the current requirements of the business of Buyer now booked or for normal operating inventories, or (ii) which is not terminable without material cost or liability to Buyer, or any successor thereof, upon notice of 30 days or less.

(g)

Contract for the performance of service for or by Buyer which is not terminable without material cost or liability to Buyer, or any successor thereof, upon notice of 30 days or less.

(h)

Insurance contract.

(i)

Contract continuing for a period of more than six months from its date.

(j)

Loan agreement or other contract for money borrowed.

3.14

No Change In Material Obligations. Except as set forth in Schedule 3.14, the Buyer has not, since the date of the Buyer Balance Sheet:

(a)

Incurred any material obligation or liability (absolute, accrued, contingent or otherwise) except in connection with the performance of this Agreement or which has been disclosed in writing to the Stockholders.

(b)

Discharged or satisfied any lien or encumbrance, or paid or satisfied any obligation or liability (absolute, accrued, contingent or otherwise) other than (i) liabilities shown or reflected on the Buyer Balance Sheet, or (ii) liabilities incurred since the date of the Buyer Balance Sheet in the ordinary course of business.

(c)

Increased or established any reserve for taxes or any other liability on its books or otherwise provided therefor, except as may have been required due to income or operations of the Buyer since the date of the Buyer Balance Sheet.

(d)

Mortgaged, pledged or subjected to any lien, charge or other encumbrance any of its assets, tangible or intangible.

(e)

Sold or transferred any of its assets or cancelled any debts or claims or waived any rights, except in the ordinary course of business.

(f)

Disposed of or permitted to lapse any patents, copyrights or trademarks or any patent, copyright or trademark applications material to the operation of its business.

(g)

Granted any general or uniform increase in the rates of pay of employees or any substantial increase in salary payable or to become payable by it to any officer, employee, consultant, or agent (other than normal merit increases), or by means of any bonus or pension plan, contract or other commitment increased the compensation of any officer, employee, consultant or agent.

(h)

Made any declaration, setting aside or payment to its stockholders of any dividend or other distribution in respect of its capital stock, or redeemed or purchased any of its capital stock, or agreed to take any such action unless expressly provided for in this Agreement.

(i)

Except for this Agreement, entered into any material transaction other than in the ordinary course of business.

(j)

Issued any stocks, bonds or other corporate securities except as specifically described and disclosed to the Company and the Stockholders in this Agreement.

(k)

Experienced damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting any of its properties, assets or business, or experienced any other material adverse change in its financial condition, assets, liabilities or business.

3.15

Tax Returns and Status. Except as set forth on Schedule 3.15, Buyer has filed all tax returns required to be filed by it under the laws of the United States, the state of its incorporation and each state in which it is required to do so.  Except as set forth on Schedule 3.15, to the extent required, Buyer has paid or set up an adequate reserve in respect of all taxes for the periods covered by such returns.  Except as set forth on Schedule 3.15, Buyer does not have any tax liability for which no tax reserve has been made in respect of any jurisdiction in which the Company is required to pay taxes.  Except as set forth on Schedule 3.15, the federal income tax returns of Buyer and all of its affiliates have never been audited by the U.S. Internal Revenue Service or any state tax agency, and Buyer has not been notified of any such proposed audit.

3.16.

No Undisclosed Assets or Liabilities. Except as set forth on Schedule 3.16 or otherwise disclosed to the Stockholders prior to the date hereof, Buyer has no assets nor any material liabilities of any character whatsoever, whether or not accrued and whether or not determined or determinable (including, without limitation, tax liabilities due or to become due), other than (i) assets and liabilities disclosed in the Buyer Balance Sheet and (ii) liabilities, none of which has been materially adverse to the business or assets of Buyer, incurred in the ordinary course of business subsequent to the date of the Buyer Balance Sheet.

ARTICLE 4
Representations and Warranties of the Company

In order to induce the Buyer to enter into this Agreement, and to consummate the transactions contemplated hereby, the Company hereby represents and warrants to the Buyer as follows.

4.1

Organization and Standing.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada. Copies of the Charter and bylaws of the Company and all amendments thereto as in effect on the date hereof have been delivered to Buyer and are complete and correct as of the date hereof.

4.2

Authority, Enforceability. The Company has all requisite corporate power and authority to execute and deliver this Agreement, and the Documents contemplated hereby to which it is a party, to perform its obligations under each such Document, and to consummate the transactions contemplated by this Agreement and each such Document. The execution, delivery and performance by the Company of this Agreement and each Document to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of the Company. This Agreement and each Document to which the Company is a party of, or upon its execution and delivery will be, a valid and binding obligation of the Company, as applicable, enforceable against it in accordance with the terms thereof, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, moratorium, or similar laws and judicial decisions from time to time in effect which affect creditors’ rights generally.

4.3

Non-Contravention. Except as set forth on Schedule 4.3 hereto, neither the execution, delivery or performance by the Company of this Agreement or any Document to which it is a party, nor the consummation by the Company of the transactions contemplated hereby or thereby, nor compliance by the Company with any of the provisions hereof or thereof will (i) violate any law, statute, rule or regulation or judgment, order, writ, injunction or decree of any Authority, in each case applicable to the Company, or its respective assets or properties, or (ii) with or without the passage of time or the giving of notice or both, result in the breach of, or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of the Company pursuant to, any material instrument or agreement to which the Company is a party or by which the Company, or its respective properties may be bound or affected, except where the violation, conflict, breach or default would not have a material adverse effect on the ability of the Company to consummate the transactions contemplated by this Agreement.

4.4

Consents and Approvals. Except as set forth on Schedule 4.4 hereto, no filing with, and no permit, authorization, consent or approval of any Authority or any other Person is necessary for the consummation by the Company of the transactions contemplated hereby.

4.5

Capitalization of Company.  The Company’s authorized capital stock consists solely of one hundred thousand shares of Common Stock, of which 100,000 shares are issued and outstanding.  All of the issued and outstanding shares of the Company’s capital stock (i) are duly authorized, validly issued, fully paid and nonassessable, (ii) are held beneficially or of record by the Stockholders as set forth on Exhibit A, and (iii) were not issued in violation of the preemptive rights of any person or any agreement or Law by which the Company at the time of issuance was bound.

4.6

Brokers.  The Company has not employed any broker or finder and has not incurred and will not incur any broker’s, finder’s or similar fees, commissions or expenses payable by the Company or the Stockholders in connection with the transactions contemplated by this Agreement.

4.7

No Liabilities.  Except as set forth on Schedule 4.7, the Company has no outstanding obligations, liabilities or contracts or agreements in amounts exceeding $300.00 in each instance or $1,000.00 in the aggregate.

ARTICLE 5
Representations and Warranties of the Stockholders

In order to induce the Buyer to enter into this Agreement, and to consummate the transactions contemplated hereby, each Stockholder, severally and not jointly, represents and warrants to the Buyer as follows:

5.1

Authority; Authorization. Such Stockholder has all requisite corporate, partnership or other (as the case may be) right, power, authority and legal capacity to execute and deliver this Agreement, and the other Documents to which it is a party, to perform its obligations under this Agreement and each such Document, and to consummate the transactions contemplated by this Agreement and each such Document. The execution, delivery and performance by such Stockholder of this Agreement and each Document to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate, partnership or other (as the case may be) action on the part of such Stockholder.

5.2

Ownership of Shares.  Such Stockholder owns all of the Shares set forth opposite such Stockholder’s name on Exhibit A, free and clear of any Liens (other than restrictions under the Securities Act of 1933, as amended, or under the securities Laws of any state or other jurisdiction).

5.3

Enforceability. This Agreement and each Document to which the Stockholder is a party is, or upon its execution and delivery will be, a valid and binding obligation of the Stockholder, enforceable against such Stockholder in accordance with the terms hereof or thereof, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, moratorium, or similar laws and judicial decisions from time to time in effect which affect creditors’ rights generally.

5.4

Non-Contravention. Except as set forth on Schedule 5.4 hereto, neither the execution, delivery or performance by such Stockholder of this Agreement or any Document to which such Stockholder is a party, nor the consummation by such Stockholder of the transactions contemplated hereby or thereby, nor compliance by such Stockholder with any of the provisions hereof or thereof will (i) violate any law, statute, rule or regulation or judgment, order, writ, injunction or decree of any Authority, in each case applicable to such Stockholder or such Stockholder’s assets or properties, or (ii) with or without the passage of time or the giving of notice or both, result in the breach of, or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of such Stockholder pursuant to any instrument or agreement to which such Stockholder is a party or by which such Stockholder or such Stockholder’s properties may be bound or affected, except where the violation, conflict, breach or default would not have a material adverse effect on the ability of such Stockholder to consummate the transactions contemplated by this Agreement.

5.5

Consents and Approvals. Except as set forth on Schedule 5.5 hereto, no filing with, and no permit, authorization, consent or approval of any Authority or any other Person is necessary for the consummation by such Stockholder of the transactions contemplated hereby.

5.6

Securities Matters.

5.6.1

Each Stockholder has such knowledge and experience in financial and business matters and such experience in evaluating and investing in companies such as Buyer as to be capable of evaluating the merits and risks of an investment in the Buyer Stock. Each Stockholder has the financial ability to bear the economic risk of such Stockholder’s investment in the Buyer Stock being acquired by such Stockholder hereunder, has adequate means for providing for his current needs and contingencies and has no need for liquidity with respect to his investment in Buyer.

5.6.2

Each Stockholder is acquiring the Buyer Stock for investment for his own account, for investment purposes only, and not with the view to, or for resale in connection with, any distribution thereof. Each Stockholder understands that the Buyer Stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of various states, by reason of a specified exemption from the registration provisions thereunder which depends upon, among other things, the bona fide nature of the Stockholder’s investment intent as expressed herein.

5.6.3

Each Stockholder acknowledges that the Buyer Stock must be held indefinitely unless they are subsequently registered under the Securities Act and under applicable state securities laws or an exemption from such registration is available.  Each Stockholder has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act which permits limited resale of the securities purchased in a private placement subject to the satisfaction of certain conditions including, among other things, the availability of certain current public information about Buyer and compliance with applicable requirements regarding the holding period and the amount of securities to be sold and the manner of sale.

5.6.4

Each Stockholder has relied upon independent investigations made by such Stockholder or his representatives and is fully familiar with the business, results of operations, financial condition, prospects and other affairs of Buyer and realizes the Buyer Stock are a speculative investment involving a high degree of risk for which there is no assurance of any return.  The preceding sentence, however, does not limit or modify the representations and warranties, including the information in the Schedules attached hereto, of Buyer hereunder or the right of the Stockholders to rely thereon.  Each Stockholder has, among other things, received  and carefully reviewed (i) Buyer’s Annual Report on Form 10-KSB for the fiscal year ended February 28, 2001, and all amendments thereto, (ii) Buyer’s Quarterly Reports on Form 10-QSB for the quarters ended April 30, 2002, January 31, 2002, November 30, 2001, August 31, 2001 and May 31, 2001, and all amendments thereto, and (iii) all other information filed by Buyer pursuant to the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including Current Reports on Form 8-K.  Each Stockholder, however, is relying upon the accuracy in all material respects of all reports filed by Buyer in accordance with the requirements of the Exchange Act since, and including, the most recent Form 10-KSB filed by Buyer.  Each Stockholder acknowledges that in connection with the transactions contemplated hereby, neither Buyer nor anyone acting on its behalf or any other person has made, and such Stockholder is not relying upon, any representations, statements or projections concerning Buyer, its present or projected results of operations, financial condition, prospects, present or future plans, acquisition plans, products and services, or the value of the Buyer Stock or Buyer’s business or any other matter in relation to Buyer’s business or affairs.  Each Stockholder has had an opportunity to discuss Buyer’s business, management, financial affairs and acquisition plans with its management, to review Buyer’s facilities, and to obtain such additional information concerning such Stockholder’s investment in the Buyer Stock in order for such Stockholder to evaluate its merits and risks, and such Stockholder has determined that the Buyer Stock are a suitable investment for such Stockholder and that at this time such Stockholder could bear a complete loss of such Stockholder’s investment.

5.6.5

Each Stockholder is aware that no federal or state or other agency has passed upon or made any finding or determination concerning the fairness of the transactions contemplated by this Agreement and the Documents or the adequacy of the disclosure of the exhibits and schedules hereto or thereto and such Stockholder must forego the security, if any, that such a review would provide.

5.6.6

Each Stockholder understands and acknowledges that neither the Internal Revenue Service nor any other tax authority has been asked to rule on the tax consequences of the transactions contemplated hereby or by the Transaction Documents and, accordingly, in making such Stockholder’s decision to acquire the Buyer Stock such Stockholder has relied upon the investigations of such Stockholder’s own tax and business advisers in addition to such Stockholder’s own independent investigations, and that such Stockholder and such Stockholder’s advisers have fully considered all the tax consequences of such Stockholder’s acquisition of the Buyer Stock.

5.6.7

Each Stockholder is an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act by reason of being a natural person who had an individual income in excess of $200,000 in cash of the two most recent years and has a reasonable expectation of reaching the same income level in the current year.  Each Stockholder understands that all certificates for the Buyer Stock issued to such Stockholder shall bear a legend in substantially the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT SUCH REGISTRATION OR THE DELIVERY TO THE ISSUER OF AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER, THAT SUCH DISPOSITION WILL NOT REQUIRE REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.”

ARTICLE 6
Post-Closing Covenants

6.1

Name Change.  As soon as permitted following the Closing Date by applicable Law, including the Corporation Law and relevant federal securities laws, Buyer agrees to take all such reasonable measures to effect the change of Buyer’s legal name to “Trans Continental Entertainment Group, Inc.” through an appropriate amendment to the Charter of Buyer.  The Parties acknowledge that such amendment to the Charter requires the approval of the holders of Buyer’s capital stock and Buyer’s Board of Directors.  To the extent Buyer is able to obtain such stockholder approval by written consent, the Parties acknowledge that such consent shall be subject to all applicable Laws, including those under the Exchange Act regarding the distribution of an Information Statement on Schedule 14C to the holders of Buyer Stock entitled to consent or dissent in writing to a proposed corporate action of Buyer, as well as the applicable filing, review and waiting periods imposed under the rules of the SEC (the “Requirement for an Information Statement”).

6.2

Trading Symbol.  Promptly following the change of Buyer’s legal name as set forth in Section 6.1, Buyer shall take all reasonable measures to change the trading symbol under which the Buyer Stock trades on the OTC Bulletin Board.  The Parties agree that such new trading symbol shall be “TCON,” “TCEG,” or “TCEN,” provided, however, in the event such symbol is not then available, Buyer’s Board of Directors with the concurrence of Buyer’s Chairman shall determine what the new trading symbol shall be.

6.3

Board of Directors and Advisory Board.

6.3.1

The Parties agree that for so long as the Stockholders continue to hold, directly or indirectly, in the aggregate greater than 50% of Buyer’s voting capital stock on a fully diluted basis:

(a)

Buyer agrees (i) to maintain the number of directors at five and (ii) to nominate five directors as candidates for election to Buyer’s Board of Directors, (A) three of whom shall be as designated by the Stockholders (each a “Stockholders’ Board Designee”), and (B) two of whom shall be designated by the holders of a majority of Buyer’s outstanding Series C Preferred, one of whom shall be selected in part for his or her accounting or financial expertise (each a “Series C Board Designee”);

(b)

Vacancies of a Stockholders’ Board Designee position may be filled only as designated by the Stockholders pursuant to subsection (a) above, and vacancies of a Series C Board Designee position may be filled only as designated by the Series C Preferred pursuant to subsection (a) above;

(c)

Each Stockholders’ Board Designee and each Series C Board Designee shall have a term of three years on the Board of Directors;

(d)

Buyer’s Board of Directors shall form an Advisory Board whose members shall be elected by a majority of Buyer’s Board of Directors and which Advisory Board shall be required to function actively and periodically report to Buyer’s Board of Directors;

(e)

Buyer shall take such action, including approval of a majority of the holders of the Series C Preferred which the Series C Holders agree hereby to give, to amend the terms and conditions of the Series C Preferred consistent with Section 6.3(a);

(f)

The Parties agree that the initial Stockholders’ Board Designees shall be Louis J. Pearlman, Gregory T. McDonald and Jeffrey P. Kranzdorf, and the initial Series C Board Designees shall be Mark R. Tolner and Neil Mauskapf; and the Parties agree to promptly take such actions consistent with Section 6.3 to effect the nomination and/or election of such initial Stockholders’ Board Designees and Series C Board Designees to the extent such persons do not already serve on Buyer’s Board of Directors;

(g)

The parties hereby agree that the Board of Directors of TCTI shall be the same as Buyer’s Board of Directors and Buyer agrees to promptly take such actions so as to effect and maintain such composition of TCTI’s Board of Directors; and

(h)

Buyer, the Stockholders and the Series C Holders agree to amend that certain Stockholders’ Agreement, among Buyer, the Series C Holders and the other parties named therein, dated January 14, 2002, and the Certificate of Designations, Powers, Preferences and Rights of the Series C Convertible Preferred Stock, par value $0.001 per share, of Buyer (the “Certificate of Designations”) subject to applicable Stockholder approval and compliance with Requirement for an Information Statement, promptly after Closing to make the same consistent with the obligations of the Parties pursuant to this Section 6.3.1.

6.3.2

To the extent required under the Exchange Act, Buyer shall comply with Rule 14(f) under the Exchange Act with respect to commencement of any Stockholders Board Designee or Series C Board Designee membership on Buyer’s Board of Directors.

6.4

Chairman of the Board.  The Parties agree that Mr. Louis J. Pearlman shall serve from the Closing Date as Buyer’s Chairman of the Board for no less than sixty (60) months following the Closing Date.  Mr. Pearlman covenants and agrees that during such period:

6.4.1

he shall be actively involved in the promotion of Buyer;

6.4.2

he shall use his best efforts to launch an episodic television show that will support the credibility and business objective of Buyer;

6.4.3

he shall allow or cause to be allowed, as necessary, links from websites maintained by Buyer to websites controlled or maintained by Mr. Pearlman, Transcontinental Records, and/or their respective Affiliates, including, without limitation, loupearlman.com; naturalofficialsite.com; o-townrecords.com; otownbands.com; t-con.com; and makingthehit.com;

6.4.4

Buyer shall be permitted to include the successes of Mr. Pearlman, Transcontinental Records, and any of their Affiliates in the promotional and marketing materials and efforts of Buyer; subject to Mr. Pearlman’s review and reasonable consent with respect to such inclusion of any specific matter;

6.4.5

upon the reasonable request of Buyer, Mr. Pearlman shall arrange for personal/promotional appearances of artists and other Persons represented by Transcontinental Records and/or Mr. Pearlman at events held or arranged by Buyer, including, without limitation, one-time events and office guest appearances, the cost of which shall be on a most favored customer basis;

6.4.6

he shall fully participate in any “road show” or other promotional activities permitted under applicable securities Laws;

6.4.7

he shall fully participate in the development of strategy and execution of operations of Buyer;

6.4.8

Mr. Pearlman shall use their best efforts to facilitate the establishment of join ventures and licensing arrangement in the United States, Canada, Europe and Asia with respect to the objectives of Buyer;

6.4.9

he shall fully participate in the development and launch of a music-based franchising division of Buyer (similar to the current modeling-based franchise business of Buyer) in 2002 with the goal of 60 sales of such franchises by Buyer at approximately $20,000 during the first half of 2003; and

6.4.10

Mr. Pearlman shall, and shall cause any Affiliate of Mr. Pearlman to,  enter into a license agreement, the form of which is attached hereto as Exhibit J (the “License Agreement”), which grants a royalty-free, worldwide license in any right, title and interest he and such Affiliate(s) have or will acquire in the name “Trans Continental” and related marks and trademark applications therefor to Buyer, which license shall be exclusive for all modeling related activities of Buyer and non-exclusive for other uses, which license Buyer may further sub-license to any wholly-owned subsidiary of Buyer.

6.5

Other Officers.  The Parties agree that immediately following the Closing, Buyer shall appoint and shall cause TCTI to appoint the following persons to the following executive positions: Louis J. Pearlman – Chairman of the Board of Buyer and TCTI; Gregory T. McDonald – President of Buyer and TCTI; Mark R. Tolner – Chief Executive Officer of Buyer and TCTI; and Anthony Ruben – Chief Operating Officer and Acting Chief Financial Officer of Buyer and TCTI.

6.6

Fairness Opinion.  The Parties agree to obtain promptly after Closing, but in no event later than fifteen (15) days after Closing, an opinion of a firm unaffiliated with any of the Parties as to the fairness of the Merger and the other transactions contemplated by this Agreement to Buyer and to its stockholders generally.  To the extent said firm is unable to issue the fairness opinion because of one or more issues, the Parties agree to take all commercially reasonable measures to address such issues.

6.7

Reverse Stock Split; Conversion of Series C Preferred.

6.7.1

As soon as permitted following the Closing Date by applicable Law, including the Corporation Law and relevant federal securities laws, Buyer shall effect a reverse stock split at a ratio of one to 100 or as otherwise determined by Buyer’s Board of Directors, in consultation with Mr. Pearlman, as Buyer’s Chairman, to increase the trading price of Buyer’s Stock for the purpose of potentially gaining admittance for such stock to trade on the NASDAQ National Market, NASDAQ SmallCap Market, or any of the national stock exchanges.  Buyer may elect to effect said reverse stock split (i) upon such terms and conditions so as not to require approval of Buyer’s stockholders pursuant to Section 78.207 of the Nevada Revised Statutes, in which case, Buyer shall promptly thereafter obtain the approval by written consent of Buyer’s stockholders to increase the authorized shares of Buyer Stock to 500,000,000 (par value $0.001 per share) subject to compliance with the Requirement for an Information Statement or (ii) upon the approval by written consent of the holders of the required number of shares of the issued and outstanding capital stock of Buyer (without any reduction in the authorized share capital of Buyer), subject to compliance with the Requirements for an Information Statement (the effective date of the increase of Buyer’s authorized shares of Buyer Stock pursuant to clause (i) of this sentence or the effective date of such reverse stock split effected pursuant to clause (ii) of this sentence, the “Reverse Stock Split Effective Date”).

6.7.2

Within five (5) business days following the Additional Share Distribution Date, Buyer and the Series C Holders agree that the Series C Preferred shall be converted into shares of Buyer Stock, at a rate reflecting said reverse stock split, in accordance with the terms and conditions of the Certificate of Designations.

6.8

Future Private Capital Raises.  Mr. Pearlman shall use his best efforts to enable Buyer to facilitate one or two private debt or equity capital raises for Buyer in order to rapidly permit Buyer to achieve the financial and business objectives determined by Buyer’s Board of Directors.

6.9

Series C Holders Standstill.  Until such time as the reverse stock split provided for in Section 6.7.1 has been effected, but in no event later than December 31, 2002, the Series C Holders hereby (i) waive the requirement of Buyer that sufficient numbers of shares of Buyer Stock be reserved for issuance upon conversion of the Series C Preferred, (ii) agree not to enforce their respective rights to the payment upon liquidation set forth in Article Second, Section 4 of the Certificate of Designations solely to the extent such payment is payable as a result of the Merger, and (iii) agree not to enforce the adjustment to Conversion Price (as defined in the Certificate of Designations) set forth in Article Second, Section 6(d)(iv) of the Certificate of Designations solely to the extent such Conversion Price would be adjusted as a result of the Buyer Stock issued in the Merger.

ARTICLE 1 1
Conditions to Closing

7.1

Conditions to Buyer’s and Acquisition Sub’s Obligations. The obligations of the Buyer and Acquisition Sub to consummate the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of each and every one of the following conditions precedent, any one or more of which may be waived by the Buyer:

7.1.1

Each of the representations and warranties of the Company and the Stockholders set forth in Article 4 of this Agreement and each of the representations and warranties of the Stockholders set forth in Article 5 of this Agreement shall be true and correct in all material respects on and as of the date of this Agreement and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except for any representation or warranty limited by its terms to a specific date (which representation and warranty shall be correct in all material respects on the date so specified).

7.1.2

The Company and each Stockholder shall have performed and complied in all material respects with all of the other agreements, covenants and obligations required under this Agreement to be performed or complied with by such Person prior to or at the Closing.

7.1.3

The Company shall have delivered to the Buyer a certificate, executed by a duly authorized officer of the Company, in his capacity as such, certifying that the conditions specified in Sections 7.1.1 and 7.1.2 (insofar as they are to be performed by the Company) have been fulfilled. Each of the Stockholders  shall have delivered to the Buyer a certificate certifying that the conditions specified in Sections 7.1.1 and 7.1.2 (insofar as they are to be performed by the such Stockholders) have been fulfilled.

7.1.4

There shall be in force no injunction, judgment, order, decree or ruling by or before any Authority of competent jurisdiction restraining, enjoining, prohibiting, invalidating or otherwise preventing the consummation of the transactions contemplated hereby and no action, suit, claim or proceeding shall be pending before any Authority which seeks to prohibit or enjoin the consummation of the transactions contemplated hereby.

7.1.5

The Buyer shall have received (i) a certificate of the Secretary or an Assistant Secretary of the Company as to the incumbency and signatures of the officers of the Company executing this Agreement, and certified copies of the Charter and bylaws, each as amended to date, and all relevant corporate actions, and (ii) a certificate issued by the Nevada Secretary of State, as of a date reasonably acceptable to the Buyer, as to the good standing (or non-dissolution, as applicable) of the Company.

7.1.6

Each of Madison Consulting Company, General Services Corp., and Corporate Media Services, Inc., each a Delaware corporation, shall have entered into an amendment with Buyer to amend their respective Consulting Agreements with Buyer, each dated January 14, 2002, the respective forms of which amendments are attached hereto as Exhibits B, C and D.

7.1.7

Mark R. Tolner shall have entered into an amendment with Buyer to amend his Employment Agreement with Buyer, dated January 28, 2002, the form of which amendment is attached hereto as Exhibit E.

7.1.8

Mr. Pearlman and Mr. McDonald shall have executed and delivered to Buyer the Employment Agreements in the forms attached hereto as Exhibit F (the “Pearlman Employment Agreement”) and Exhibit G (the “McDonald Employment Agreement”), respectively.

7.1.9

The Stockholders shall have executed and delivered the side letter agreement in the form attached hereto as Exhibit H (the “Side Letter”) and the Lock-up and Escrow Agreement in the form attached hereto as Exhibit I (the “Lock-up and Escrow Agreement”).

7.1.10

Louis J. Pearlman and his Affiliates, as applicable, shall have executed and delivered the License Agreement.

7.2

Conditions to Obligations of the Stockholders and the Company. The obligations of the Stockholders and the Company to consummate the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of each and every one of the following conditions precedent, any of which may be waived only with the consent of the Stockholders:

7.2.1

Each of the representations and warranties of the Buyer set forth in Article 3 hereof shall be true and correct in all material respects on and as of the date of this Agreement and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except for any representation or warranty limited by its terms to a specific date (which representation and warranty shall be connect in all material respects on the date so specified).

7.2.2

The Buyer and Acquisition Sub shall have performed and complied in all material respects with all of the agreements, covenants and obligations required under this Agreement to be performed or complied with.

7.2.3

The Buyer and Acquisition Sub shall have delivered to the Stockholders a certificate, executed by a authorized officer of the Buyer and Acquisition Sub, in their respective capacities as such, certifying that the conditions specified in Sections 7.2.1 and 7.2.2 have been fulfilled.

7.2.4

There shall be in force no injunction, judgment, order, decree or ruling by or before any Authority of competent jurisdiction restraining, enjoining, prohibiting, invalidating on otherwise preventing the consummation of the transactions contemplated hereby and no action, suit, claim or proceeding shall be pending before any Authority which seeks to prohibit or enjoin the consummation of the transactions contemplated hereby.

7.2.5

The Company and Stockholders shall have received (i) a certificate of the Secretary or an Assistant Secretary of the Buyer and Acquisition Sub as to the incumbency and signatures of the officers of the Buyer and Acquisition Sub executing this Agreement, and containing certified copies of the Charter and bylaws of Buyer and Acquisition Sub, each as amended to date, and all relevant corporate actions, and (ii) a certificate issued by the Nevada Secretary of State, as of a date reasonably acceptable to the Stockholders and the Company, as to the good standing (on non-dissolution, as applicable) of the Buyer and Acquisition Sub.

7.2.6

Buyer shall have executed and delivered the Pearlman Employment Agreement and the McDonald Employment Agreement.

7.2.7

Buyer, Madison Consulting Company, General Services Corp., Corporate Media Services and Mark Tolner shall have executed and delivered the Side Letter; and Buyer and the Series C Holders shall have executed and delivered the Lock-up and Escrow Agreement.

7.2.8

The Series C Holders shall have executed and delivered a Unanimous Written Consent to the effect that such Series C Holders shall not, except as otherwise expressly permitted or required under this Agreement, exercise (i) any voting rights, (ii) any right to express consent or dissent in writing without a meeting or (iii) any right to convert the Series C Preferred into Buyer Stock, from the date hereof to the Additional Share Distribution Date.

ARTICLE 8
Additional Agreements

8.1

Further Assurances. The Parties shall deliver any and all other instruments or documents required to be delivered pursuant to, or necessary or proper in order to give effect to all of the terms and provisions of this Agreement.

8.2

Publicity. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be made without advance approval thereof by the Buyer and the Stockholders. The Parties agree to cooperate in issuing any press release or other public announcement concerning this Agreement on the transactions contemplated hereby.  Nothing contained in this Section 8.2 shall prevent any Party from (i) at any time furnishing any information to any Authority or from making any disclosures required under the Securities Exchange Act of 1934, as amended, or under the rules and regulations of any national securities exchange on which such Party’s shares of capital stock are listed, or (ii) furnishing any information concerning the transactions contemplated hereby to such Party’s officers, directors, stockholders, partners, Affiliates, lenders, accounts, counsel or representatives.

8.3

Transfer of Buyer Stock. Buyer and the Stockholders agree that no Stockholder shall transfer the shares of Buyer Stock acquired pursuant to this Agreement except where the transferee is an Affiliate of such transferring Stockholder, Buyer provides its written consent thereto (which consent shall not be unreasonably withheld) and provided such transfer complies with all U.S. federal securities laws and blue sky laws.  With respect to a Stockholder, all shares of Buyer Stock held by such Stockholder and such Stockholder’s Affiliates shall be aggregated together for the purpose of determining the availability of any right under this Agreement.

ARTICLE 9
Remedies for Breach of this Agreement

9.1

Survival of Representations and Warranties. The representations and warranties of the Buyer contained in Article 3 of this Agreement, of the Company and the Stockholders contained in Article 4 and of the Stockholders contained in Article 5 of this Agreement, shall survive the Closing and continue in full force and effect until the first anniversary of the Closing Date.

9.2

Indemnification

9.2.1

ubsequent to the Closing Date, the Stockholders shall indemnify, defend and hold harmless the Buyer from, against and in respect of any Losses which the Buyer shall suffer, sustain or become subject to by virtue of or which arise out of, or result from, or relate in any way to, any breach of the pre-Closing covenants, representations and warranties of the Company and the Stockholders set forth in this Agreement.

9.2.2

Subsequent to the Closing Date, Mr. Louis J. Pearlman shall indemnify, defend and hold harmless the Buyer from against and in respect of any Losses which the Buyer shall suffer, sustain or become subject to by virtue of or which arise out of, or result from, or relate in any way to, any breach by Mr. Pearlman of any of his post-closing covenants and obligations under this Agreement.

9.2.3

No Person shall be liable for any claim for indemnification under Sections 9.2.1 or 9.2.2 unless written notice of a claim for indemnification is delivered by the Person seeking indemnification to the Person from whom indemnification is sought.  All notices given pursuant to this Section 9.2.3 shall set forth with reasonable specificity the basis for the claim for indemnification.

9.2.4

Promptly after the assertion by any third party of any claim, demand or notice (a “Third Party Claim”) against any Person or Persons entitled to indemnification under this Section 9.2 (the “Indemnified Parties”) that results or may result in the incurrence by such Indemnified Parties of any Losses for which such Indemnified Parties would be entitled to indemnification pursuant to this Agreement, such Indemnified Parties shall promptly notify the parties from whom such indemnification could be sought (the “Indemnifying Parties”) of such Third Party Claim.  Thereupon, the Indemnifying Parties shall have the right, upon written notice (the “Defense Notice”) to the Indemnified Parties within 30 days after receipt by the Indemnifying Parties of notice of the Third Party Claim (or sooner if such claim so requires) to conduct, at their own expense, the defense against the Third Party Claim in their own names or, if necessary, in the names of the Indemnified Parties. The Defense Notice shall specify the counsel the Indemnifying Parties shall appoint to defend such Third Party Claim (the “Defense Counsel”) and the Indemnified Parties shall have the right to approve the Defense Counsel, which approval shall not be unreasonably withheld, conditioned or delayed. In the event the Indemnified Parties and the Indemnifying Parties cannot agree on such counsel within 10 days after the Defense Notice is given, then the Indemnifying Parties shall propose an alternate Defense Counsel, which shall be subject again to the Indemnified Parties’ approval which approval shall not be unreasonably withheld, conditioned or delayed. Any Indemnified Party shall have the right to employ separate counsel in any such Third Party Claim and/or to participate in the defense thereof, but the fees and expenses of such counsel shall not be included as part of any Losses incurred by the Indemnified Party unless (i) the Indemnifying Parties shall have failed to give the Defense Notice within the prescribed period, (ii) such Indemnified Party shall have received an opinion of counsel, reasonably acceptable to the Indemnifying Parties, to the effect that the interests of the Indemnified Party and the Indemnifying Parties with respect to the Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both parties under applicable ethical rules, or (iii) the employment of such counsel at the expense of the Indemnifying Parties has been specifically authorized by the Indemnifying Parties. The party or parties conducting the defense of any Third Party Claim shall keep the other parties apprised of all significant developments and shall not enter into any settlement, compromise or consent to judgment with respect to such Third Party Claim unless the Buyer and the Stockholders consent, such consent not to be unreasonably withheld.

ARTICLE 10
[Reserved]

ARTICLE 11
Miscellaneous

11.1

Notices. Any notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and, except as otherwise specified in writing, shall be given by personal delivery, facsimile transmission, FedEx or UPS (or other similar courier service) or by registered or certified mail, postage prepaid, return receipt requested (i) if prior to the Closing, to the Company, c/o Trans Continental, 7380 Sandlake Road, Suite 350, Orlando, Florida  32819, Attention: Mr. Gregory T. McDonald, with a copy to Trans Continental, 7380 Sandlake Road, Suite 350, Orlando, Florida  32819, Attention: Mr. Louis J. Pearlman and (ii) if to the Stockholders or the Buyer, to the addresses for notices set forth on the signature pages hereto (with copies, as applicable, as set forth on such signature pages) and (iii) if to the Surviving Corporation after the Closing, to the address for notices to the Buyer set forth on the signature pages hereto (with copies, as applicable, as set forth on such signature pages), or to such other addresses as any Party may from time to time give notice of (complying as to delivery with the terms of this Section 11.1) to the other. Notice by registered or certified mail shall be effective three days after deposit in the United States mail. Notice by any other permitted means will be effective upon receipt.

11.2

Entire Agreement. This Agreement and the Documents constitute the entire agreement among the Parties with respect to the transactions contemplated hereby and supersede all prior agreements, understandings, negotiations and discussions, both written and oral, among the Parties with respect thereto. This Agreement may not be altered or otherwise amended except pursuant to an instrument in writing signed by the Parties hereto.

11.3

Benefits; Binding Effect; Assignment. This Agreement shall be for the benefit of and binding upon the Parties, their respective successors and, where applicable, assigns. No Party may assign this Agreement or any of its rights, interests or obligations hereunder without the prior approval of the other Party.

11.4

Waiver. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly so provided.

11.5

No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any Person other than the Parties and their respective successors and permitted assigns.

11.6

Severability. It is the desire and intent of the Parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

11.7

Expenses. Except as otherwise provided in this Agreement, all legal, accounting and other costs and expenses incurred in connection with this Agreement and the other Documents and the transactions contemplated hereby and thereby shall be paid by the Parties incurring such expenses, except that the expenses of the Company shall be paid by the Stockholders.  No Party shall have the power or authority to incur any costs, fees or expenses for or on the part of any other Party, without the latter’s express, advance written consent.

11.8

Section Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

11.9

Counterparts. This Agreement may be executed in any number of counterparts and by the several Parties in separate counterparts, each of which shall be deemed to be one and the same instrument,

11.10

Governing Law; Waiver of Jury Trial.

11.10.1

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF FLOIRDA, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF FLORIDA OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF FLORIDA.

11.10.2

EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING HEREUNDER.

11.11

Survival.  The provisions of this Agreement that either by their express provision or by their sense and context are intended to survive the expiration, performance, cancellation or termination hereof shall so survive the completion of the expiration, performance, cancellation or termination of this Agreement.

11.12

Construction; Counsel.

11.12.1

The provisions of this Agreement shall be construed according to their fair meaning and neither for nor against any Party irrespective of which Party caused such provisions to be drafted. Each of the Parties acknowledge that it, he or she has been represented by an attorney in connection with the preparation and execution of this Agreement.

11.12.2

THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT THEY HAVE BEEN ADVISED TO SEEK ADVICE OF LEGAL COUNSEL, AND THAT GREENBERG TRAURIG, LLP SERVES AS LEGAL COUNSEL ONLY TO BUYER.

[Signatures Follow]

IN WITNESS WHEREOF, the Parties have each executed and delivered this Agreement and Plan of Merger as of the day and year first above written,

COMPANY:

TRANS CONTINENTAL CLASSICS, INC.

By:/s/ Greg McDonald

Name:   Greg McDonald

Title:

President

BUYER:

OPTIONS TALENT GROUP

By:

  /s/ Mark Tolner

Name:   Mark Tolner

Title:   President

With a copy to:                                                     Address:

 1701 Park Center Dr

Orlando

FL  32835

[Signatures continue]

ACQUISITION SUB:

TRANS CONTINENTAL ACQUISITION CORP.

By:   /s/ Mark Tolner

Name:   Mark Tolner

Title:   President

With a copy to:                                                     Address:

 1701 Park Center Dr

Orlando

FL  32835

STOCKHOLDERS:

                                                                                /s/ Louis J. Pearlman

                                                                             Louis J. Pearlman

With a copy to:                                                     Address:

/s/ Gregory T. McDonald

Gregory T. McDonald

With a copy to:                                                     Address:

[Signatures continue]

      SERIES C HOLDERS:

THE JEFFERSON TRUST

By:   /s/ Joan W. Randell

Name:   Joan W. Randell

Title:   Trustee

With a copy to:                                                     Address:

THE PARAMOUNT TRUST

By:   /s/ Rafiah Kashmiri

Name:   Rafiah Kashmiri

Title:   Trustee

With a copy to:                                                     Address:

[Signatures continue]

SERIES C HOLDERS (Continued):

THE MORGAN TRUST

By:   /s/ Edward Bell

Name:   Edward Bell

Title:   Trustee

With a copy to:                                                     Address:

   /s/ Mohamed Hadid

Mohamed Hadid

With a copy to:                                                     Address:

   /s/ Richard J. Walk

Richard J. Walk

With a copy to:                                                     Address:

EXHIBIT A

Stockholder Information

Louis J. Pearlman	50,000 shares of common stock of Trans Continental Classics, Inc.
Gregory T. McDonald	50,000 shares of common stock of Trans Continental Classics, Inc.